UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

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Northrop Grumman Corporation

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2016 PROXY STATEMENT

THE VALUE OF PERFORMANCE.

NORTHROP GRUMMAN

April 1, 2016

On behalf of the Board of Directors and management team, we cordially invite you to attend Northrop Grumman Corporation’s 2016 Annual Meeting of Shareholders. This year’s meeting will be held Wednesday, May 18, 2016 at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042 beginning at 8:00 a.m., Eastern Daylight Time.

We look forward to meeting those of you who are able to attend the meeting. For those who are unable to attend, live coverage of the meeting will be available on the Northrop Grumman website at www.northropgrumman.com.

At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. We will also provide a report on our Company and will entertain questions of general interest to the shareholders.

We continued to create value for shareholders in 2015, increasing earnings per share and generating a total shareholder return of 30.5%, strong performance relative to the S&P 500. Our financial results reflect the continued effectiveness of our focus on performance, capital deployment and our well aligned portfolio. Our businesses sustained strong operating performance and we returned substantial cash to our shareholders through share repurchases and dividends. We are positioning the Company for long-term growth by streamlining our operating structure, increasing international sales and capturing important new competitive opportunities. In addition to strong financial and operational achievements, we also focused on corporate citizenship and sustainability.

We remain committed to maintaining high standards of corporate governance. In 2015, as in prior years, we engaged with our shareholders on a variety of corporate governance matters, including proxy access. In December, we amended our bylaws to provide our shareholders the right to include their own director nominees in the Company’s proxy materials. We believe that our proxy access bylaw promotes the best interests of our shareholders.

Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible, even if you plan to attend the meeting. You may vote over the internet, by telephone or mobile device or by mailing a proxy or voting instruction card.

Thank you for your support and continued interest in Northrop Grumman Corporation.

Wes Bush Chairman, Chief Executive Officer and President	Donald E. Felsinger Lead Independent Director

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT |

Notice of 2016 Annual Meeting of Shareholders

Wednesday, May 18, 2016

8:00 a.m., Eastern Daylight Time

Northrop Grumman Corporation, Principal Executive Office

2980 Fairview Park Drive, Falls Church, Virginia 22042

The Annual Meeting of Shareholders (Annual Meeting) of Northrop Grumman Corporation will be held on Wednesday, May 18, 2016 at 8:00 a.m., Eastern Daylight Time, at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042.

Shareholders of record at the close of business on March 22, 2016 are entitled to vote at the Annual Meeting. The following items are on the agenda:

1.	The election of the 13 nominees named in the accompanying Proxy Statement as directors to hold office until the 2017 Annual Meeting;
2.	A proposal to approve, on an advisory basis, the compensation of our named executive officers;
3.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditor for the year ending December 31, 2016; and
4.	Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

All shareholders are invited to attend the Annual Meeting. To be admitted you will need proof of stock ownership and a form of photo identification. If your broker holds your shares in “street name,” you will also need proof of beneficial ownership of Northrop Grumman common stock.

We encourage all shareholders to vote on the matters described in the accompanying Proxy Statement. Please see the section entitled “Questions and Answers About the Annual Meeting” on page 65 for information about voting by mail, telephone, internet, mobile device or in person at the Annual Meeting.

By order of the Board of Directors,

Jennifer C. McGarey

Corporate Vice President and Secretary

April 1, 2016

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 18, 2016: The Proxy Statement for the 2016 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2015 are available at: www.edocumentview.com/noc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT |

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, reflecting important business, compensation and corporate governance highlights. For additional information about these topics, please refer to the discussions contained in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2015 (2015 Form 10-K) filed with the United States (U.S.) Securities and Exchange Commission (SEC) on February 1, 2016. This Proxy Statement contains certain non-GAAP financial measures. We have identified these measures with an asterisk; for more information, including reconciliations to the nearest GAAP measure, see “Appendix A - Use of Non-GAAP Financial Measures.” We intend to mail a Notice of Internet Availability of Proxy Materials to shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 1, 2016.

2015 Performance Highlights* (page 35)

Our focus on performance, capital deployment and portfolio continues to drive shareholder value. In 2015, strong operational performance and effective cash deployment combined to generate 7% diluted earnings per share (EPS) growth and 30.5% total shareholder return (TSR). Our 2015 TSR represents our seventh consecutive year of outperformance versus the S&P 500. Our businesses continued to perform well. Our 12.4% segment operating margin rate and 11.6% pension-adjusted operating margin rate represent continued strong operational performance. We achieved these results while increasing our internal research and development expenses by 25% to $712 million, or 3% of sales. Our innovation and cost reduction initiatives supported these higher internal investments as well as superior execution and affordability for our customers. 2015 free cash flow before after-tax pension contributions totaled $2 billion, or approximately 100% of net earnings, comparable to 2014 free cash flow.

Investing in our future continues to be the first priority of our capital deployment strategy. In 2015, capital expenditures totaled $471 million. Cash distributed to our shareholders totaled $3.8 billion - $3.2 billion for share repurchases and $603 million for dividends. We completed our goal of repurchasing 60 million shares before the end of 2015. Since beginning our share repurchases in 2003, approximately half of our shares outstanding have been retired at an average price of approximately $76 per share (versus a year-end closing price of $188.81). At year-end, $4.3 billion remained available under our share repurchase authorization. We continued to position the Company to achieve long-term growth and meet our customers’ ever-changing needs by realigning our businesses into three sectors. We grew our international revenue and captured important competitive awards in our key U.S. markets.

The following are some of our 2015 financial highlights:

7% increase in diluted EPS to $10.39 per share 30.5% Total Shareholder Return	Completed 60 million share repurchase goal	$603 million paid in dividends 14% quarterly dividend increase, 12th consecutive annual increase	19.3 million shares repurchased for $3.2 billion - weighted average diluted shares outstanding reduced by 10%	10% growth in international revenue - key U.S. competitive wins

* Some of these financial metrics discussed in this section are non-GAAP financial measures. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

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PROXY STATEMENT SUMMARY

2015 Executive Compensation Highlights (page 34)

We continued to demonstrate our commitment to and alignment with shareholders’ interests through our performance-based executive compensation programs. While we sustained strong financial performance in 2015 and met or exceeded targets for each of the four 2015 annual incentive plan (AIP) financial metrics, our 2015 AIP payout declined to 120% from 146% in 2014. We ranked in the 89th percentile for three-year TSR performance relative to the Performance Peer Group identified on page 39 and ranked in the 98th percentile of three-year TSR performance relative to the S&P Industrials. Our Long-Term Incentive Plan (LTIP) payout remained unchanged at 150% for Corporate Policy Council (CPC) members. Following are some additional highlights of our 2015 executive compensation approach:

70% of Annual LTIP Equity Grant TSR Performance- Based	Stock Ownership Guidelines for All Officers: CEO 7x Other NEOs 3x	3-Year Mandatory Holding Period for 50% of Vested Shares	Recoupment Policy on Incentive Payouts	No Individual Change in Control Agreements

Board Nominees (pages 6-12)

		Director		Committee Memberships				Other Public
Name	Age*	since	Professional Background	Audit	Comp	Gov	Policy	Company Boards
Wesley G. Bush	54	2009	Chairman, CEO and President, Northrop Grumman Corporation	—	—	—	—	1
Marianne C. Brown	57	2015	Chief Operating Officer, Institutional and Wholesale Business, Fidelity National Information Services, Inc.					—
Victor H. Fazio	73	2000	Senior Advisor, Akin Gump Strauss Hauer & Feld LLP; Former Member of Congress, including House leadership and Appropriations Committee					—
Donald E. Felsinger	68	2007	Former Chairman and CEO, Sempra Energy					2
Ann M. Fudge**	64	2016	Former Chairman and Chief Executive Officer, Young & Rubicam Brands	—	—	—	—	2
Bruce S. Gordon	70	2008	Former President and CEO, NAACP; Former President, Retail Markets Group, Verizon Communications Inc.					2
William H. Hernandez	68	2013	Former Senior Vice President and CFO, PPG Industries, Inc.					3
Madeleine A. Kleiner	64	2008	Former Executive Vice President and General Counsel, Hilton Hotels Corporation					1
Karl J. Krapek	67	2008	Former President and COO, United Technologies Corporation					1
Richard B. Myers	74	2006	Retired General, United States Air Force and Former Chairman of the Joint Chiefs of Staff					2
Gary Roughead	64	2012	Retired Admiral, United States Navy and Former Chief of Naval Operations					—
Thomas M. Schoewe	63	2011	Former Executive Vice President and CFO, Wal-Mart Stores, Inc.					2
James S. Turley	60	2015	Former Chairman and Chief Executive Officer, Ernst & Young					3

* Age as of April 1, 2016.

** Ms. Fudge was elected to the Board effective March 17, 2016. She has not yet been appointed to any committees.

= Chair = Member

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PROXY STATEMENT SUMMARY

The charts below reflect the tenure, independence and broad experience of our directors.

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PROXY STATEMENT SUMMARY

Governance Highlights (pages 13-22)

We are committed to high standards of corporate governance and have a robust corporate governance program intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Board Structure and Governance

✓  The Board is approximately 92% independent.

✓  Each of the Audit, Compensation, Governance and Policy Committees is comprised entirely of independent directors.

✓  Our policy limits the number of boards on which our directors serve (no more than three other public company boards) to avoid overboarding.

✓  The independent directors regularly hold executive sessions at each Board meeting, led by our Lead Independent Director.

✓  Our Lead Independent Director, appointed annually by the independent directors, is empowered with a robust set of responsibilities and provides additional independent oversight of senior management and Board matters.

✓  All directors are elected annually based on a majority voting standard in uncontested elections, with a director resignation policy if a director fails to receive a majority of votes cast “for” his or her election.

✓  The Board has an average director tenure of 6.2 years and reflects a balanced mix of directors with deep Company and industry knowledge, and fresh and diverse perspectives.

✓  The Board and each Committee annually conducts a thorough self-assessment process focused on Board or Committee performance, respectively. In addition, each director completes an individual director evaluation for each of the other directors.

Shareholder Rights

✓  In December 2015, the Board adopted proxy access to allow eligible shareholders to include their own director nominees in the Company’s proxy materials.

✓  Shareholders holding at least 25% of our common stock have the right to call a special meeting.

✓  Shareholders have the right to take action by written consent.

Corporate Responsibility

✓  We have a strong ethics program with standards of business conduct that help guide and promote good governance, responsible business practices and the highest standards of integrity.

✓  We publish an annual corporate responsibility report highlighting aspects of our social, environmental and governance performance and engage an independent external review panel to provide feedback and advice on our report.

✓  We integrate environmental sustainability into our organizational culture, which drives performance. Our executive officers are accountable for achievement of sustainability goals with environmental sustainability as one of our six non-financial corporate performance metrics.

✓  We disclose our political contributions policy and various trade association memberships on our website.

Stock Ownership

✓  We have stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, as well as stock holding requirements of three years from the vesting date.

✓  We have stock ownership guidelines of 5x the annual cash retainer for our non-employee directors.

✓  We prohibit hedging and pledging of our common stock by directors and executive officers.

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PROXY STATEMENT SUMMARY

Shareholder Engagement

We regularly engage with our shareholders to understand better their perspectives on our Company, including our strategies, performance, matters of corporate governance and executive compensation. This dialogue, in which both members of management and directors participate, has helped inform the Board’s decision-making and ensure our interests remain well-aligned with those of our shareholders.

The Company has a substantial record of adopting provisions or modifying practices with the benefit of and to reflect shareholder input. Examples of these actions include the right of shareholders to call a special meeting, the right of shareholders to act by written consent, the use of full value shares and performance-based LTI for our executives.

As discussed later in this Proxy, the Board of Directors adopted a proxy access bylaw in December 2015, and modified the bylaw in February 2016, to reflect substantial input received from our shareholders on the issue. As detailed in the Bylaws, the Board provided that up to 20 shareholders holding 3% of our shares for 3 years may nominate up to the greater of 2 or 20% of our directors, generally consistent with the views our shareholders expressed. The Board then expanded permissible third party compensation, providing that nominees may receive compensation from third parties for their candidacy up to the total annual compensation paid to directors of the Company, as well as reimbursement for reasonable expenses, provided it is disclosed. We believe that our proxy access bylaw reflects the input we have received and promotes the best interests of all of our shareholders.

Annual Shareholders’ Meeting

Time: May 18, 2016, 8:00 a.m., Eastern Daylight Time	Record Date: You can vote if you were a shareholder of record at the close of business on March 22, 2016.

Place: Northrop Grumman Corporation 2980 Fairview Park Drive Falls Church, Virginia 22042	Admission: You will need proof of stock ownership and a form of photo identification.

Voting Matters and Board Recommendations

	Board Vote Recommendation	Page Reference
Proposal One: Election of Directors	FOR each Director Nominee	6
Proposal Two: Advisory Vote on Compensation of Named Executive Officers	FOR	32
Proposal Three: Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor	FOR	62

How to Cast Your Vote (page 66)

You can vote by any of the following methods:

By Internet - log on to www.envisionreports.com/noc

By Mail - request a paper copy of the proxy materials via www.envisionreports.com/noc to receive a proxy card and vote by marking the voting instructions on the proxy card

By Telephone - call 800-652-VOTE (800-652-8683) (toll-free)

By QR Code - scan the QR code on your proxy card, notice of availability or voting instruction form with your mobile device

In Person - attend the Annual Meeting in person and bring proof of stock ownership and a form of photo identification

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PROPOSAL ONE: ELECTION OF DIRECTORS

2016 Nominees for Director

Our Board has nominated 13 directors for election at the Annual Meeting. Each of the director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board, an event which is not anticipated, the proxyholders will have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.

The following pages contain biographical and other information about each of the nominees. In addition, we have provided information regarding some of the particular experiences, qualifications, attributes and skills that led the Board to conclude that each nominee should serve as a director.

Unless instructed otherwise, the proxyholders will vote the proxies received by them “for” the election of the director nominees listed below.

WESLEY G. BUSH, 54
Chairman, Chief Executive Officer and President, Northrop Grumman Corporation. Director since 2009

Mr. Wesley G. Bush was elected Chief Executive Officer and President of the Company effective January 1, 2010 and Chairman of the Board of Directors effective July 19, 2011. Mr. Bush served as President and Chief Operating Officer of the Company from March 2007 through December 2009, as President and Chief Financial Officer from May 2006 through March 2007, and as Corporate Vice President and Chief Financial Officer from March 2005 to May 2006. Following the acquisition of TRW Inc. (TRW) by the Company, he was named Corporate Vice President and President of the Space Technology sector. Mr. Bush joined TRW in 1987 and during his career with that company held various leadership positions including President and CEO of TRW Aeronautical Systems. He is a director of Norfolk Southern Corporation. He serves on the boards of several non-profit organizations, including the Aerospace Industries Association, the Business-Higher Education Forum, Conservation International, INOVA Health Systems, the Naval Academy Foundation and the Congressional Medal of Honor Foundation.

Attributes, Skills and Qualifications

•	Significant business experience with over 30 years in the aerospace and defense industry

•	Prior leadership positions within Northrop Grumman (including as Chief Operating Officer, Chief Financial Officer and Sector President)

•	Extensive international business experience

•	Extensive leadership roles in community service

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PROPOSAL ONE: ELECTION OF DIRECTORS

MARIANNE C. BROWN, 57

Chief Operating Officer, Institutional and Wholesale Business, Fidelity National Information Services, Inc., a financial services technology solutions provider.

Director since 2015

Member of the Audit Committee and Policy Committee

Ms. Marianne C. Brown has served as Chief Operating Officer, Institutional and Wholesale Business, of Fidelity National Information Services, Inc. since December 2015, when it acquired SunGard Financial Systems. Prior to that, Ms. Brown was Chief Operating Officer of SunGard Financial Systems from February 2014 to November 2015. Prior to that, Ms. Brown was the CEO and president of Omgeo, a global financial services technology company, from March 2006 to February 2014. Before joining Omgeo, she was the CEO of the Securities Industry Automation Corporation. Ms. Brown began her career at Automatic Data Processing (ADP) and progressed through a series of positions of increasing responsibility culminating in her role as general manager of ADP’s Brokerage Processing Services business, which was subsequently spun off to become Broadridge Financial Solutions. Ms. Brown is President of Careers for People with Disabilities and is a Senior Advisor to Pro Mujer.

Attributes, Skills and Qualifications

•	Substantial business experience as Chief Operating Officer and as a former Chief Executive Officer

•	Significant experience in IT goods and services and business management

•	Community and philanthropic leader

VICTOR H. FAZIO, 73
Senior Advisor, Akin Gump Strauss Hauer & Feld LLP, a law firm. Director since 2000 Member of the Audit Committee and Policy Committee

Mr. Victor H. Fazio was named Senior Advisor at Akin Gump Strauss Hauer & Feld LLP in May 2005 after serving as senior partner at Clark & Weinstock since 1999. Prior to that, Mr. Fazio was a Member of Congress for 20 years representing California’s third congressional district. During that time, he served as a member of the Armed Services, Budget and Ethics Committees and was a member of the House Appropriations Committee where he served as Subcommittee Chair or ranking member for 18 years. Mr. Fazio was a member of the elected leadership in the House from 1989 to 1998 including four years as Chair of his Party’s Caucus, the third ranking position. From 1975 to 1978, Mr. Fazio served in the California Assembly and was a member of the staff of the California Assembly Speaker from 1971 to 1975. He is a member of the board of directors of various private companies and non-profit organizations including Energy Future Coalition Steering Committee, the United States Association of Former Members of Congress, the Campaign Finance Institute, the Committee for a Responsible Federal Budget, Center for Strategic and Budgetary Assessments, The Information Technology and Innovation Foundation, the Congressional Management Foundation, the Convergence Center for Policy Resolution Leadership Council, the Prevent Cancer Foundation and the National Parks Conservation Association.

Attributes, Skills and Qualifications

•	20 years service as a member of Congress, including as Chair of the Democratic Caucus. Was a member of the House Appropriations Committee, serving as Subcommittee Chair, and the Armed Services Committee, providing significant expertise in budgeting, appropriations and national security

•	Extensive public policy experience

•	Broad-based corporate governance expertise from prior and current board experience, including on American Stock Exchange and non-profit boards

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PROPOSAL ONE: ELECTION OF DIRECTORS

DONALD E. FELSINGER, 68

Lead Independent Director of the Board of Directors, Northrop Grumman Corporation.

Former Chairman and Chief Executive Officer, Sempra Energy, an energy services holding company.

Director since 2007

Member of the Compensation Committee and Governance Committee

Mr. Donald E. Felsinger is the former Chairman and Chief Executive Officer of Sempra Energy. From July 2011 through his retirement in November 2012, he served as Executive Chairman of the Board of Directors of Sempra Energy, and from February 2006 through June 2011, he was Sempra’s Chairman and CEO. Prior to that, Mr. Felsinger was President and Chief Operating Officer of Sempra Energy from January 2005 to February 2006 and a member of the Board of Directors. From 1998 through 2004, he was Group President and Chief Executive Officer of Sempra Global. Prior to the merger that formed Sempra Energy, he served as President and Chief Operating Officer of Enova Corporation, the parent company of San Diego Gas & Electric (SDG&E). Prior positions included President and Chief Executive Officer of SDG&E, Executive Vice President of Enova Corporation and Executive Vice President of SDG&E. Mr. Felsinger serves on the boards of Archer-Daniels-Midland (Lead Independent Director) and Gannett Co., Inc.

Attributes, Skills and Qualifications

•	Extensive business experience as Chief Executive Officer, a board member and Chairman of other Fortune 500 companies in regulated industries

•	Significant experience in corporate governance and strategy, and as Lead Independent Director of a Fortune 250 company

•	In-depth knowledge of executive compensation and benefits

ANN M. FUDGE, 64
Former Chairman and Chief Executive Officer, Young & Rubicam Brands, a marketing communications company. Director since 2016

Ms. Ann M. Fudge served as Chairman and Chief Executive Officer of Young & Rubicam Brands at WPP Group PLC from May 2003 to December 2006. Prior to that, she served in various leadership positions at Kraft Foods from 1986 to 2001, including President of Beverages, Desserts and Post Divisions, and President of Maxwell House Coffee and Kraft General Foods. From 1977 to 1986, Ms. Fudge held a variety of marketing positions at General Mills. She is a director of Unilever NV and Novartis AG, and served as a director of General Electric Company and Infosys Limited during the last five years. Ms. Fudge previously served as a director of Marriott International and Honeywell International. Ms. Fudge also serves as a trustee of WGBH Public Media, the Rockefeller Foundation, the Brookings Institution and the Council on Foreign Relations. Ms. Fudge also serves on the Advisory Board of the Smithsonian Museum of African American History and Culture, and Chair of the U.S. Programs Advisory Panel of the Gates Foundation. Ms. Fudge previously served on the Simpson-Bowles Commission and the U.S. State Department Foreign Affairs Policy Board.

Attributes, Skills and Qualifications

•	Extensive business experience as former Chief Executive Officer and former president of leading consumer products business units

•	Substantial international experience through service as an executive and director of a large multinational company and a director of other large multinational companies

•	Significant public company board experience

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PROPOSAL ONE: ELECTION OF DIRECTORS

BRUCE S. GORDON, 70

Former President & CEO, NAACP and Former President, Retail Markets Group, Verizon Communications Inc., a telecommunications company.

Director since 2008

Member of the Compensation Committee and Policy Committee (Chair)

Mr. Bruce S. Gordon served as President and Chief Executive Officer of the National Association for the Advancement of Colored People from June 2005 to March 2007. In 2003, Mr. Gordon retired from Verizon Communications Inc., where he had served as President, Retail Markets Group since 2000. Prior to that, Mr. Gordon served as Group President of the Enterprise Business Unit, President of Consumer Services, Vice President of Marketing and Sales and Vice President of Sales for Bell Atlantic Corporation (Verizon’s predecessor). He is a member of the board of directors of the Newport Festival Foundation and a member of the Executive Leadership Council. Mr. Gordon is a director of CBS Corporation and the Non-Executive Chair of The ADT Corporation. He currently serves as a diversity consultant to several Fortune 500 companies.

Attributes, Skills and Qualifications

•	Extensive leadership and business skills acquired from his experience with corporate and non-profit enterprises

•	National leader on issues of diversity and inclusion

•	Significant board experience, including as non-executive chair

WILLIAM H. HERNANDEZ, 68

Former Senior Vice President and Chief Financial Officer, PPG Industries, Inc., a manufacturer of chemical and industrial products.

Director since 2013

Member of the Audit Committee (Chair) and Governance Committee

Mr. William H. Hernandez served as Senior Vice President, Finance, and Chief Financial Officer of PPG Industries, Inc. (PPG), from 1995 until his retirement in 2009. Prior to that, he was PPG’s corporate controller from 1990 to 1994. Mr. Hernandez previously held a number of positions with Borg-Warner Corporation and Ford Motor Company. Mr. Hernandez is a certified management accountant and has taught finance and management courses at Marietta College. He is a member of the board of directors of Albemarle Corporation, Black Box Corporation and USG Corporation and served as director of Eastman Kodak during the last five years.

Attributes, Skills and Qualifications

•	Extensive experience and expertise in areas of finance, accounting and business management acquired as Chief Financial Officer of PPG Industries

•	Significant experience in areas of risk management

•	Audit committee financial expert

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PROPOSAL ONE: ELECTION OF DIRECTORS

MADELEINE A. KLEINER, 64
Former Executive Vice President and General Counsel, Hilton Hotels Corporation, a hotel and resort company. Director since 2008 Member of the Audit Committee and Governance Committee (Chair)

Ms. Madeleine A. Kleiner served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name. Ms. Kleiner served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H.F. Ahmanson & Company and its subsidiary, Home Savings of America, until the company was acquired in 1998, and prior to that was a partner at the law firm of Gibson, Dunn and Crutcher where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance and securities transactions and compliance. Ms. Kleiner currently serves on the board of directors of Jack in the Box Inc. Ms. Kleiner is the chair of the UCLA Medical Center Board of Advisors and a member of the board of the New Village Charter School.

Attributes, Skills and Qualifications

•	Expertise in corporate governance, Sarbanes-Oxley controls, risk management, securities transactions and mergers and acquisitions

•	Significant experience from past roles as general counsel for two public companies, outside counsel to numerous public companies and through service on another public company board

•	Audit committee financial expert

KARL J. KRAPEK, 67

Former President and Chief Operating Officer, United Technologies Corporation, an aerospace and building systems company.

Director since 2008

Member of the Compensation Committee (Chair) and Governance Committee

Mr. Karl J. Krapek served as President and Chief Operating Officer of United Technologies Corporation from 1999 until his retirement in January 2002. At United Technologies Corporation, he served for 20 years in various leadership positions, including Executive Vice President and director in 1997; President and Chief Executive Officer of Pratt & Whitney in 1992; Chairman, President and Chief Executive Officer of Carrier Corporation in 1990; and President of Otis Elevator Company in 1989. Prior to joining United Technologies Corporation, he was Manager of Car Assembly Operations for the Pontiac Motor Car Division of General Motors Corporation. In 2002, Mr. Krapek became a co-founder of The Keystone Companies, which develops residential and commercial real estate. He chairs the Strategic Planning Committee for the board of directors at Trinity Health East. Mr. Krapek is the lead independent director of Prudential Financial, Inc. He was also a director of The Connecticut Bank and Trust Company and Visteon Corporation during the past five years.

Attributes, Skills and Qualifications

•	Extensive industry experience and leadership skills

•	Deep operational experience in aerospace and defense, domestic and international business operations and technology and lean manufacturing

•	Significant public company board experience, including serving as Lead Independent Director

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PROPOSAL ONE: ELECTION OF DIRECTORS

RICHARD B. MYERS, 74
General, United States Air Force (Ret.) and Former Chairman of the Joint Chiefs of Staff. Director since 2006 Member of the Compensation Committee and Policy Committee

General Richard B. Myers retired from his position as the fifteenth Chairman of the Joint Chiefs of Staff, the U.S. military’s highest ranking officer, in September 2005 after serving in that position for four years. In this capacity, he served as the principal military advisor to the President, the Secretary of Defense and the National Security Council. Prior to becoming Chairman, he served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. As the Vice Chairman, General Myers served as the Chairman of the Joint Requirements Oversight Council, Vice Chairman of the Defense Acquisition Board, and as a member of the National Security Council Deputies Committee and the Nuclear Weapons Council. During his military career, General Myers’ commands included Commander, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; Commander Pacific Air Forces; and Commander of U.S. Forces Japan and 5th Air Force at Yokota Air Base, Japan. General Myers is a director of United Technologies Corporation and Aon Corporation and is Chairman of the Board of Governors of the USO. He was also a director of Deere & Company during the past five years. He is also Foundation Professor of Military History and Leadership at Kansas State University and occupies the Colin L. Powell Chair for National Security Ethics, Leadership and Character at the National Defense University. General Myers serves on the Board of Rivada Networks and is on the Foundation Board of the Kansas State University Foundation.

Attributes, Skills and Qualifications

•	Extensive career as a senior military officer and Chairman of the Joint Chiefs of Staff, having held leadership positions at the highest levels of the United States armed forces

•	Leading expert on national security and global geo-political issues

•	Extensive experience with Department of Defense operations and requirements and in-depth knowledge on issues related to the intelligence community

GARY ROUGHEAD, 64
Admiral, United States Navy (Ret.) and Former Chief of Naval Operations. Director since 2012 Member of the Audit Committee and Governance Committee

Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy’s capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Distinguished Fellow at the Hoover Institution. He also serves as a trustee of the Dodge and Cox Funds. He is a director of the Center for a New American Security, and serves on the Board of Managers of the Johns Hopkins University Applied Physics Lab.

Attributes, Skills and Qualifications

•	Extensive career as a senior military officer with the United States Navy, including numerous operational commands, as well as leadership positions, most recently as the 29th Chief of Naval Operations

•	Significant expertise in national security, information warfare, cyber operations and global security issues

•	Broad experience in leadership and matters of global relations

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PROPOSAL ONE: ELECTION OF DIRECTORS

THOMAS M. SCHOEWE, 63
Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc., an operator of retail stores. Director since 2011 Member of the Compensation Committee and Policy Committee

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several roles at the Black and Decker Corporation, including Senior Vice President and Chief Financial Officer from 1996 to 1999, Vice President and Chief Financial Officer from 1993 to 1999, Vice President of Finance from 1989 to 1993 and Vice President of Business Planning and Analysis from 1986 to 1989. Before joining Black and Decker, Mr. Schoewe worked for Beatrice Companies, where he was Chief Financial Officer and Controller of one of its subsidiaries, Beatrice Consumer Durables Inc. Mr. Schoewe serves on the Boards of Directors of General Motors Corporation and Kohlberg Kravis Roberts and Company. He also served as a director of PulteGroup Inc. during the last five years.

Attributes, Skills and Qualifications

•	Extensive financial experience acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in Sarbanes-Oxley controls, risk management and mergers and acquisitions

•	Significant international experience through his service as an executive of large public companies with substantial international operations

•	Experience at Wal-Mart and Black and Decker on large-scale transformational enterprise information technology implementations

•	Extensive experience as a member of the audit and risk committees of other public companies

JAMES S. TURLEY, 60
Former Chairman and Chief Executive Officer, Ernst & Young, a professional services organization. Director since 2015 Member of the Audit Committee and Policy Committee

Mr. James S. Turley served as Chairman and Chief Executive Officer of Ernst & Young from 2001 until his retirement in 2013. Mr. Turley joined Ernst & Young in 1977 and held various positions there until being named regional managing partner for the Upper Midwest in 1994, and for New York in 1998. He was named Deputy Chairman in 2000. He currently serves on the Boards of Directors for Citigroup, Emerson Electric Company and Intrexon Corporation. He also serves on the Board of Directors of the Boy Scouts of America and the Committee for Economic Development and is Chair of the Theatre Forward.

Attributes, Skills and Qualifications

•	Extensive experience and expertise in areas of finance, accounting and business management acquired over 36-year career at Ernst & Young, including serving as Chairman and Chief Executive Officer of Ernst & Young

•	Significant experience in areas of risk management

•	Extensive experience as a member of the audit committee of other public companies; audit committee financial expert

Vote Required

To be elected, a nominee must receive more votes cast “for” than votes cast “against” his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 13 NOMINEES FOR DIRECTOR LISTED ABOVE.

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CORPORATE GOVERNANCE

Overview

We are committed to maintaining high standards of corporate governance, consistent with our core values of sustainable performance, ethics and compliance. With strong oversight from the Board, our corporate governance regime is intended to promote the long-term success of our Company to benefit our shareholders, customers and employees.

Our Company has adopted Principles of Corporate Governance and Standards of Business Conduct to

help guide and promote our good corporate governance and responsible business practices.

Our Principles of Corporate Governance outline the role and responsibilities of our Board and the high standards our directors maintain. They set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and Committee membership, among other items. The Board reviews these principles at least annually and considers opportunities for improvement and modification.

Our Standards of Business Conduct reflect and reinforce our commitment to integrity and ethics in all we do. They apply to our directors, officers and all employees.

Among other things, our Standards of Business Conduct:

•	require high ethical standards in all aspects of our business;

•	require strict adherence to all applicable laws and regulations;

•	reinforce the need for avoiding actual or apparent conflicts of interest and require the responsible use of Company resources;

•	reinforce our commitment to being a responsible corporate citizen;

•	reflect our commitment to our work environment and the global communities where we live, work and serve;

•	require the consistent production of quality results; and

•	call upon all employees freely to seek guidance regarding business conduct and to raise any issues of concern (including on an anonymous basis).

We report amendments to provisions of our Standards of Business Conduct on our website. We disclose in a Form 8-K waivers of the provisions of our Standards of Business Conduct that apply to our directors or our executive officers (that is, Corporate Vice Presidents who are members of the Corporate Policy Council and our Chief Accounting Officer, each of whom is designated as a Section 16 officer under the Securities Exchange Act of 1934). There were no waivers from any provisions of our Standards of Business Conduct or amendments applicable to any director or executive officer in 2015.

Role of the Board

The primary responsibility of our Board is to foster the long-term success of the Company, promoting the interests of our shareholders. Our directors exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities. The responsibilities of the Board include, but are not limited to, the following:

•	oversee our long-term business strategies, operations and performance;

•	select the Chief Executive Officer and elect officers of the Company;

•	oversee our risk management activities;

•	oversee senior executive succession planning;

•	elect directors to fill vacant positions between Annual Meetings;

•	review and approve executive compensation;

•	review and approve significant corporate actions;

•	oversee and evaluate management and Board performance;

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CORPORATE GOVERNANCE

•	oversee our ethics and compliance programs;

•	ensure effective corporate governance practices; and

•	provide advice to management.

Board’s Role in Risk Oversight

As noted above, the Board is responsible for overseeing our risk management activities, among other duties. Each of our Board committees assists the Board in this role.

•	The Audit Committee focuses on risks that could impact our financial performance. The Audit Committee periodically receives a report from the Chief Financial Officer and members of the Finance Department addressing our financial risk management processes, systems and internal controls, the nature of the material financial risks the Company faces and how the Company responds to and mitigates these risks. The Audit Committee periodically receives a report from our General Counsel on legal and other compliance risks and how the Company is addressing and mitigating those risks. The Audit Committee receives an annual report from our Chief Compliance Officer on the Company’s compliance program overall.

•	The Compensation Committee reviews at least annually a risk assessment of the Company’s compensation programs and, together with its independent compensation consultant, evaluates the mix of at-risk compensation linked to stock appreciation.

•	The Policy Committee assists the Board in identifying and evaluating global security, political and budgetary issues and trends that could impact the Company’s business. The Policy Committee periodically receives a report from the Vice President, Corporate Responsibility on the Company’s ethics and corporate responsibility programs.

•	The Governance Committee regularly reviews the Company’s corporate governance policies and practices, and considers issues of succession and composition of the Board, recommending any proposed changes to the full Board for approval.

•	The Board and its Committees provide oversight of the Company’s risk management processes, including the Enterprise Risk Management Council (ERMC). The ERMC is comprised of all members of the Corporate Policy Council, the Chief Accounting Officer, Treasurer, Corporate Secretary, Chief Compliance Officer and head of Internal Audit. The ERMC seeks to ensure that the Company has identified the most significant risks and implemented effective mitigation plans for each.

Board Leadership Structure

Chairperson of the Board

Our Bylaws provide that our directors will designate a Chairperson of the Board from among its members. The Chairperson presides at all Board and shareholder meetings. The Chairperson interacts directly with all members of the Board and assists the Board to fulfill its responsibilities. The Principles of Corporate Governance provide that the Board believes it is in the best interests of the Company and the shareholders for the Board to have flexibility to determine the best director to serve as Chairperson of the Board at the time, based on consideration of all relevant factors. As discussed below, the Board believes that the appropriate leadership structure at this time is for Mr. Bush, our Chief Executive Officer and President, to serve as Chairman. Mr. Bush has served as Chairman since July 2011.

The Board believes that having the Chief Executive Officer serve as Chairman best positions the Company to be innovative, compete successfully and advance shareholder interests in today’s environment. The Board believes that Mr. Bush’s deep understanding of the Company’s business, day-to-day operations, growth opportunities, challenges and risk management practices gained through various leadership positions enables him to provide strong and effective leadership to the Board and to ensure that the Board is informed of important issues facing the Company. In considering the Board’s leadership structure, the Board, which consists entirely of independent directors other than Mr. Bush, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that our Committees - Audit, Compensation, Governance and Policy - are comprised entirely of independent directors. The Board recognizes that it has in Mr. Felsinger a strong Lead Independent Director with clearly articulated responsibilities as set forth below. Board and Committee processes and procedures provide further substantial independent oversight of Mr. Bush’s performance, including regular sessions of the independent directors at each Board meeting and regular evaluation of Mr. Bush’s performance against pre-determined goals. The Board evaluates the leadership structure of the Board on an ongoing basis to ensure that it continues to best meet the needs of the Company.

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CORPORATE GOVERNANCE

Lead Independent Director

If the Chairperson is not independent, the independent directors will designate annually from among them a Lead Independent Director. Following our 2015 Annual Meeting, the independent directors designated Mr. Felsinger as Lead Independent Director.

Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director, which include the following:

•	preside at meetings of the Board at which the Chairperson is not present, including executive sessions of the independent directors, and advise the Chairperson and CEO on decisions reached and suggestions made;

•	advise the Chairperson on and approve meeting agendas and the information sent to the Board;

•	advise the Chairperson on and approve the schedule of Board meetings to assure there is sufficient time for discussion of all agenda items;

•	provide the Chairperson with input as to the preparation of Board and committee meeting agendas, taking into account the requests of the other Board and committee members;

•	interview, along with the Chairperson and the Chairperson of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board;

•	call meetings of the independent directors;

•	serve as liaison between the Chairperson and the independent directors; and

•	if requested by major shareholders, ensure that he or she is available for consultation and direct communication.

Committees of the Board of Directors

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is typically determined at the organizational meeting of the Board held in conjunction with the Annual Meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees are summarized below, together with a table listing the membership and chairperson of each committee. The charters for each standing committee can be found on the Investor Relations section of our website (www.northropgrumman.com).

Audit Committee
Roles and Responsibilities	Committee Members

Assist the Board in overseeing (1) the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes; (2) the Company’s overall compliance with legal and regulatory requirements; (3) financial risk assessment and management; (4) the qualifications, performance and independence of the Company’s independent auditor; (5) the performance of the Company’s internal audit function; and (6) the Company’s system of disclosure controls and procedures and internal control over financial reporting, by:

•    appointing, retaining, overseeing, evaluating and terminating, if necessary, the independent auditor

•    reviewing and pre-approving audit and permitted non-audit services and related fees for the independent auditor

•    reviewing and discussing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q

•    reviewing and discussing management’s assessment of, and report on, the effectiveness of the Company’s internal control over financial reporting at least annually and the independent auditor’s related report

•    reviewing with the General Counsel, at least annually, the status of significant pending litigation and various other significant legal, compliance or regulatory matters

•    reviewing with the Chief Compliance Officer, at least annually, the Company’s compliance program

•    discussing guidelines and policies regarding risk assessment and risk management

•    reviewing any significant issues raised by the internal audit function and, as appropriate, management’s actions for remediation

•    establishing and periodically reviewing and discussing with management the Company’s procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

William H. Hernandez (chair)

Marianne C. Brown

Victor H. Fazio

Madeleine A. Kleiner

Gary Roughead

James S. Turley

Number of meetings in 2015: 9

Independence, Financial Literacy and Audit Committee Financial Experts

All members are independent and financially literate

Ms. Kleiner and Messrs. Hernandez and Turley each qualifies as an Audit Committee Financial Expert

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CORPORATE GOVERNANCE

Compensation Committee
Roles and Responsibilities	Committee Members

Assist the Board in overseeing the Company’s compensation policies and practices by:

•    approving the compensation for elected officers (other than the Chief Executive Officer, whose compensation is recommended by the Committee and approved by all the independent directors)

•    establishing stock ownership guidelines and reviewing ownership levels on an annual basis

•    administering incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the Chief Executive Officer)

•    recommending for approval compensation for the non-employee directors

•    producing an annual report on executive compensation for inclusion in the proxy statement

•    providing support to the Board in carrying out its overall responsibilities related to executive compensation

Karl J. Krapek (chair) Donald E. Felsinger Bruce S. Gordon Richard B. Myers Thomas M. Schoewe Number of meetings in 2015: 6 Independence All members are independent

Governance Committee
Roles and Responsibilities	Committee Members

Assist the Board in overseeing the Company’s corporate governance practices by:

•    regularly reviewing the Company’s corporate governance policies and practices, including the Principles of Corporate Governance, and recommending changes to the Board

•    reviewing and determining whether a director’s service on another board or elsewhere is likely to interfere with the director’s duties and responsibilities as a member of the Board

•    regularly reviewing and making recommendations to the Board regarding the composition and size of the Board, as well as Board succession planning

•    reviewing and making recommendations to the Board regarding the criteria for Board membership, which should include, among other things, diversity, experience and integrity

•    identifying and recommending to the Board qualified potential candidates to serve on the Board and its committees

•    coordinating the process for the Board to evaluate its performance

Madeleine A. Kleiner (chair) Donald E. Felsinger William H. Hernandez Karl J. Krapek Gary Roughead Number of meetings in 2015: 5 Independence All members are independent

Policy Committee
Roles and Responsibilities	Committee Members

Assist the Board in overseeing policy, government relations, corporate responsibility and other matters by:

•    identifying and evaluating global security, budgetary and other issues and trends that could impact the Company’s business activities and performance

•    reviewing and providing oversight over the Company’s ethics and corporate responsibility policies and programs

•    reviewing the Company’s public relations and advertising strategy

•    reviewing and monitoring the Company’s government relations strategy and political action committee

•    reviewing the Company’s community relations activities

•    reviewing and providing oversight of the Company’s environmental sustainability program

Bruce S. Gordon (chair) Marianne C. Brown Victor H. Fazio Richard B. Myers Thomas M. Schoewe James S. Turley Number of meetings in 2015: 4 Independence All members are independent

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CORPORATE GOVERNANCE

Board Meetings and Executive Sessions

The Board meets no less than five times each year. Special meetings of the Board may be called from time to time as appropriate. On an annual basis, the Board holds an extended meeting to review our long-term strategy.

The Board holds its meetings at Company locations other than our corporate headquarters on a regular basis to provide the directors with a first-hand view of different elements of our business and an opportunity to interact with local management.

The Board meets in executive session (with the directors only and then with the independent directors only) following each in-person Board meeting and on other occasions as needed. The non-executive Chairperson or the Lead Independent Director presides over the executive sessions of the independent directors. The Audit Committee meets in executive session at each in-person Audit Committee meeting, and regularly requests separate executive sessions with representatives of our independent auditor and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session on a regular basis and regularly receives a report from the Compensation Committee’s independent compensation consultant. The Governance and Policy Committees also meet in executive session as they deem necessary.

Meeting Attendance

During 2015, the Board held 9 meetings. Each incumbent director serving in 2015 attended 75% or more of the total number of Board and committee meetings he or she was eligible to attend. Board members are expected to attend the Annual Meeting, except where the failure to attend is due to unavoidable circumstances. All directors who were members of the Board in May 2015 attended the 2015 Annual Meeting.

Director Independence

The Board has established an objective that at least 75% of our directors be independent directors. The Board and Governance Committee annually review the relevant relationships or arrangements between the Company and our directors or parties related to the directors in determining whether such directors are independent. No director is considered independent unless the Board of Directors has determined that the director meets the independence requirements under applicable NYSE and SEC rules and under our categorical independence standards. For a director to be considered independent, a director must be determined to have no material relationship with the Company other than as a director.

Our Principles of Corporate Governance provide that a director may be found not to qualify as an independent director if the director:

•	has within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million or 2% of the charitable organization’s annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made “on behalf of” a director;

•	has, or has an immediate family member who has, within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank in which the director’s or the immediate family member’s compensation was contingent on the services performed for the Company or in which the director or the immediate family member personally performed services for the Company and the annual fees paid by the Company during the preceding fiscal year exceeded the greater of $1 million or 2% of the gross annual revenues of such firm; or

•	has, or has an immediate family member who has, within the prior three years owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a material business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, the Company.

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CORPORATE GOVERNANCE

Independence Determination

In connection with their annual independence review, the Board and Governance Committee considered the following relationships with organizations to which we have made payments in the usual course of our business in 2015.

•	Mr. Fazio’s service as a member of the board of directors of the Center for Strategic and Budgetary Assessments;

•	Mr. Felsinger’s service as a member of the board of directors of Archer-Daniels-Midland;

•	Mr. Gordon’s service as a member of the board of directors of The ADT Corporation;

•	Mr. Hernandez’s service as a member of the board of directors of Black Box Corporation;

•	General Myers’ service as a member of the board of directors United Technologies Corporation;

•	Admiral Roughead’s service as a member of the board of directors of the Center For a New American Security; and

•	Mr. Turley’s service as a member of the board of directors of Citigroup.

The Board of Directors considered that Ms. Brown, Mr. Fazio, Mr. Gordon, Ms. Kleiner, Mr. Krapek, General Myers and Mr. Turley serve as members of the boards of, or are otherwise affiliated with, organizations to which the Company and/or the Northrop Grumman Foundation (Foundation) made contributions during 2015 in the usual course of our charitable contributions program, as well as in connection with our matching gifts program (which limits the contributions to $10,000 per year per director). The Board also considered that in October 2015, the Company made a $25,000 contribution to the Anne Noel Fazio Memorial Scholarship at UC Davis in memory of Mr. Fazio’s late wife. The amounts paid were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance.

Following its review and the recommendation of the Governance Committee, the Board affirmatively determined that all of the directors, except Mr. Bush, are independent. The independent directors constitute approximately 92% of the members of our Board. The Board previously determined that Kevin Sharer, who served as a director until his retirement from the Board effective the date of the 2015 Annual Meeting, was independent during the time he was a director.

Director Election Process

Our Bylaws and Certificate of Incorporation provide for the annual election of directors. Each director will hold office until the next annual meeting of shareholders or until his or her earlier resignation or removal. Generally, in order to be elected, a director must receive more votes cast “for” than “against” his or her election, unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board’s nominees for election in accordance with the procedures set forth in the Company’s corporate governance documents.

Board Composition and Director Nominations

The Governance Committee actively considers the composition of the Board of Directors to ensure it is well positioned to serve the best interests of the Company and our shareholders. The Governance Committee regularly assesses what skills and experiences can best contribute to the effective operation of the Board of Directors, particularly in light of potential retirements and the evolving needs of the Company. The Governance Committee identifies director candidates from a wide range of sources and may employ a third-party search firm to assist in the process.

The Governance Committee evaluates potential director candidates on the basis of the candidate’s background, qualifications and experience. The Governance Committee carefully considers whether each potential candidate would be able to fulfill his or her duties to the Company consistent with Delaware law and the Company’s governing documents, including the Principles of Corporate Governance. The Committee recommends to the full Board nominees for election.

Shareholder may nominate directors pursuant to our Principles of Corporate Governance. The Governance Committee considers such shareholder nominees similarly to other potential director candidates brought to the attention of the Governance Committee. Shareholder nominations under our Principles of Corporate Governance must be addressed to the Governance Committee in care of the Corporate Secretary. In addition, and as discussed immediately below, effective December 2015, shareholders may also now directly nominate director candidates in accordance with our Bylaws.

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CORPORATE GOVERNANCE

The Board of Directors has carefully considered and adopted a strong and balanced proxy access framework

For more than a year, the Board of Directors carefully considered the issue of proxy access. The Board and management engaged extensively with shareholders and monitored developments and best practices regarding proxy access. Management solicited and received input from shareholders, our customers and other stakeholders.

On December 4, 2015, the Board amended our Bylaws to provide our shareholders the right to proxy access. On February 17, 2016, the Board amended the Bylaws further, also to reflect shareholder input. Under the Company’s proxy access bylaws, a shareholder, or a group of up to 20 shareholders, that has maintained continuous ownership of 3% or more of the Company’s outstanding common stock for at least three years may include in the Company’s proxy materials director nominees constituting up to the greater of two nominees or nominees constituting 20% of the number of directors in office. Director nominees may receive compensation from third parties for their candidacy, up to the total annual compensation paid to directors of the Company, as well as reimbursement for reasonable expenses, provided there is full disclosure of such compensation.

Under the Company’s proxy access bylaw provisions, directors are treated similarly, whether nominated through proxy access or otherwise, and held to the same high fiduciary standards to serve all shareholders. The Bylaws provide our shareholders with broad and meaningful access to the Company’s proxy while enhancing transparency, protecting the interests of all shareholders and ensuring good governance. The terms of the Company’s proxy access bylaw provisions are also broadly consistent with the terms of proxy access bylaws adopted by other Fortune 500 companies, reflecting best practices.

Director Qualifications

The Governance Committee is responsible for establishing the criteria for Board membership. In nominating directors, the Governance Committee bears in mind that the foremost responsibility of a director is to represent the interests of our shareholders as a whole. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board.

In evaluating candidates, the Governance Committee considers:

•	the personal integrity and the professional reputation of the individual;

•	the education, professional background and particular skills and experience most beneficial to service on the Board;

•	whether a director candidate is willing to submit to and obtain a background check necessary for obtaining and retaining a top secret clearance; and

•	how the nominee brings diversity, experience and skills valuable to the Company and Board at the time.

We do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates. Our objective is to foster diversity of thought on our Board. To accomplish that objective, the Governance Committee seeks to achieve diversity, including in race, gender and national origin, as well as in perspective, professional experience, education, skill and other qualities that contribute to our Board.

Director Orientation and Continuing Education

All new directors to the Board receive in-person orientation and training that is individually tailored, taking into account the director’s experience, background, education and committee assignments. The orientation program is led by members of senior management and covers a review of our strategy and operating plans, financial statements, corporate governance and key policies and practices, as well as the roles and responsibilities of our directors.

All directors receive regular in-person training on Company policies and procedures. Members of senior management regularly review with the Board the operating plan for each of our business sectors and the Company as a whole. The Board also conducts periodic site visits to our facilities as part of its regularly scheduled Board meetings. These visits allow directors to interact with a broader group of our executives and employees and gain firsthand insights into our operations.

Directors may also attend outside director and other continuing education programs to assist them in staying current on developments in corporate governance, our industry, the global environment and issues critical to the operation of public company boards.

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CORPORATE GOVERNANCE

Board Membership and External Relationships

Directors are required to ensure that their other commitments, including for example, other board memberships, employment, partnerships and consulting arrangements, do not interfere with their duties and responsibilities as members of the Board. Directors must provide notice to the General Counsel prior to accepting an invitation to serve on the board of any other organization, and the General Counsel will advise the chairperson of the Governance Committee (or the Chairperson of the Board, if notice is from the Chairperson of the Governance Committee). A director should not accept service on such other board until being advised by the Chairperson of the Governance Committee (or Chairperson of the Board, as appropriate) that such engagement will not unacceptably create conflicts of interest or regulatory issues, conflict with Company policies or otherwise interfere with the director’s duties and responsibilities as a member of the Board. Directors are also required promptly to inform the General Counsel if an actual or potential conflict of interest arises, or they are concerned that a conflict may arise or circumstances could otherwise interfere with their duties and responsibilities as a director. Directors should seek to avoid even an appearance of a conflict of interest.

Directors may not serve on more than three other boards of publicly traded companies in addition to our Board without the written approval of the Chairperson of the Governance Committee (or Chairperson of the Board, as appropriate). A director who is a full-time employee of our Company may not serve on the board of more than two other public companies unless approved by the Board. When a director’s principal occupation or business association changes substantially during his or her tenure as a director, the Board expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board what action to take.

We have a retirement policy whereby a director will retire at the Annual Meeting following his or her 75th birthday, unless the Board determines, based on special circumstances, that it is in the Company’s best interest to request that the director serve beyond such date.

Effect of Failure to Receive the Required Vote or Obtain and Retain Security Clearance

Each director is required to tender a resignation that will be effective upon (i) the failure to receive the required vote at any future meeting at which such director faces re-election, the failure to obtain top secret security clearance within 12 months of appointment or election to the Board or the failure to retain a top secret security clearance once obtained and (ii) the Board’s acceptance of such resignation. If an incumbent director fails to receive the required vote for re-election or fails to obtain and retain a top secret security clearance, the Governance Committee will consider whether the Board should accept the director’s resignation and will submit a recommendation for prompt consideration by the Board. The Board will decide whether to accept or reject a resignation within 90 days, unless the Board determines that compelling circumstances require additional time. The Governance Committee and the Board may consider any factor they deem relevant in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation, the underlying reasons for the action at issue and whether action in lieu of accepting the resignation would address the underlying reasons.

Board and Committee Self-Evaluation

The Board of Directors and each Committee conducts annually a thorough self-assessment process. The self-assessment of the Board is overseen by the Governance Committee. As part of this assessment, the Lead Independent Director and chairperson of the Governance Committee facilitate a broad discussion of Board performance, held in executive session. Among other topics, the Board considers:

•	the Board’s effectiveness in evaluating and monitoring the Company’s business plan, long-term strategy and risks;

•	whether strategic and critical issues are being addressed by the Board in a timely manner;

•	whether the Board’s expectations and concerns are openly communicated to and discussed with the CEO;

•	whether the directors collectively operate effectively as a Board;

•	whether the individual directors have the appropriate mix of attributes and skills to fulfill their duties as directors of the Company; and

•	whether there are adequate opportunities to raise questions and comments on issues, both inside and outside of Board meetings.

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CORPORATE GOVERNANCE

Following this review, the Board discusses the results and identifies opportunities for improvement, including any necessary steps to implement such improvements.

Also as part of the annual self-assessment process, each director completes an individual director evaluation for each of the other directors. These assessments include, among other topics, each director’s:

•	understanding of the Company’s overall business and risk profile and its significant financial opportunities and plans;

•	engagement during meetings;

•	analysis of benefits and risks of courses of action considered by the Board; and

•	appropriate respect for the views of other Board members.

The Lead Independent Director or the Chairperson meets with each director individually to discuss the results of his or her assessment. The Lead Independent Director or the Chairperson also reports generally on the overall results of these discussions to the Board in executive session.

In addition, each of the Committees conducts an annual self-assessment. During an executive session led by the Committee chairperson, the Committee discusses, among other topics, whether the quality of participation and discussion at the Committee meetings is effective in facilitating the Committee’s obligations under its charter; the opportunity to engage in strategic discussion; and whether the Committee is covering the right topics in the right amount of detail. Following this discussion, the Committee develops and implements a list of action items, as appropriate.

Succession Planning

The Board believes that providing for continuity of leadership is critical to the success of our Company. Therefore, processes are in place:

•	to evaluate the Chief Executive Officer annually based on a specific set of performance objectives;

•	for the Chief Executive Officer annually to provide an assessment of persons considered potential successors to various senior management positions and discuss the results of these reviews with the Board; and

•	to support continuity of top leadership and Chief Executive Officer succession, including through annual reports to the Board.

Departure and Election of Directors

During 2015, the following changes occurred with respect to the composition of our Board:

Kevin Sharer, a director who served during 2015, did not stand for re-election at the Annual Meeting and retired from the Board effective the day of the 2015 Annual Meeting. In February 2015, James S. Turley was elected to the Board. In March 2015, Marianne C. Brown was elected to the Board.

In addition, Ann M. Fudge was elected to the Board in March 2016. The size of the Board was increased from 12 to 13 members at that time.

Communications with the Board of Directors

Any interested person may communicate with any of our directors, our Board as a group, our non-employee directors as a group or our Lead Independent Director through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.

Interested persons may report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors confidentially or anonymously by writing directly to the Chairperson of the Audit Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

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CORPORATE GOVERNANCE

Sustainability

Transparency and accountability are fundamental to our business and our approach to responsible reporting. Since 2008, we have published annually a Corporate Responsibility Report (CRR) which highlights, among other things, our environmental, health and safety goals and achievements. Our CRR is prepared using the G4 Sustainability Reporting Guidelines of the Global Reporting Initiative (GRI), a third party organization that has developed a widely used environmental, social and governance reporting framework. In addition, for the last five years, an independent external review panel has provided feedback and advice on our CRR.

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COMPENSATION OF DIRECTORS

The Compensation Committee is responsible for reviewing and recommending the compensation of the members of our Board. In May 2015, the Compensation Committee recommended to the Board, and the Board approved, the current non-employee director fee structure, effective May 20, 2015. The table below lists the annual fees payable to our non-employee directors from January 1, 2015 to May 19, 2015 under the prior fee structure and the annual fees payable under the current fee structure effective May 20, 2015.

Compensation Element	Amount ($) (1/1/15 - 5/19/15)	Amount ($) (5/20/15 - 12/31/15)
Annual Cash Retainer	120,000	122,500
Lead Independent Director Retainer	25,000	27,500
Audit Committee Retainer	10,000	10,000
Audit Committee Chair Retainer	20,000	20,000
Compensation Committee Chair Retainer	15,000	20,000
Governance Committee Chair Retainer	15,000	15,000
Policy Committee Chair Retainer	7,500	7,500
Annual Equity Grant*	135,000	140,000

*	The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (2011 Plan) as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors (Director Program) sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Retainer fees are paid on a quarterly basis at the end of each quarter. To encourage directors to have a direct and material investment in shares of our common stock, non-employee directors are awarded an annual equity retainer of $140,000 in the form of deferred stock units (Automatic Stock Units). Automatic Stock Units that were granted prior to January 1, 2016 are paid out in the form of common stock at the conclusion of the director’s Board service, or earlier, as specified by the director, after he or she has completed five years of service on the Board of Directors. Each director may also elect to defer payment of all or a portion of his or her remaining annual cash retainer and other annual committee retainer fees into a deferred stock unit account (Elective Stock Units). The Elective Stock Units are paid at the conclusion of Board service or earlier as specified by the director, regardless of years of service. Directors may elect to defer to a later year all or a portion of their remaining annual cash retainer and any other fees payable for their Board service into alternative investment options similar to the options available under the Company’s Savings Excess Plan.

The Director Program was amended and restated effective January 1, 2016 (the Amended Director Program). In 2016, directors will receive two stock unit grants - a one-time transitional grant on January 1, 2016 (the Transition Stock Units) and an annual grant of Automatic Stock Units on May 18, 2016. The Transition Stock Units will vest on May 18, 2016, and the Automatic Stock Units will vest on the one year anniversary of the grant date. Under the Amended Director Program, directors may elect to have all or any portion of their Transition Stock Units and Automatic Stock Units paid on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) their separation from service as a member of the Board, or (B) the vesting date. Directors may elect to defer to a later year all or a portion of their remaining cash retainer or committee retainer fees into a stock unit account as Elective Stock Units or in alternative investment options as discussed above. Elective Stock Units are awarded on a calendar quarterly basis. Directors may elect to have all or a portion of their Elective Stock Units paid on the earlier of (i) the beginning of a specified calendar year or (ii) their separation from service as a member of the Board. Stock units awarded under the Amended Director Program will be paid out in an equivalent number of shares of Northrop Grumman common stock.

Deferral elections are made prior to the beginning of the year for which the retainer and fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.

Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Northrop Grumman Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.

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COMPENSATION OF DIRECTORS

Stock Ownership Requirements and Anti-Hedging and Pledging Policy

Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the later of (i) May 18, 2011 or (ii) the director’s election to the Board. Deferred stock units and Company stock owned outright by the director count towards this requirement.

Company policy prohibits members of the Board of Directors from pledging or engaging in hedging transactions with respect to any of their Company stock, continuing to align the interests of our Board of Directors with those of our shareholders. None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.

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COMPENSATION OF DIRECTORS

2015 Director Compensation

The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Marianne C. Brown (4)	106,810	106,125	5,001	217,936
Victor H. Fazio	134,615	135,000	44,527	314,142
Donald E. Felsinger	151,154	135,000	10,425	296,579
Ann M. Fudge (5)	0	0	0	0
Bruce S. Gordon	132,115	135,000	14,107	281,222
William H. Hernandez	154,615	135,000	81	289,696
Madeleine A. Kleiner	147,115	135,000	9,107	291,222
Karl J. Krapek	139,615	138,077	10,953	288,645
Richard B. Myers	124,615	135,000	17,084	276,699
Gary Roughead	134,615	135,000	597	270,212
Thomas M. Schoewe	128,462	135,000	896	264,358
Kevin W. Sharer (6)	48,654	51,923	2,339	102,916
James S. Turley (7)	116,921	116,625	2	233,548
(1)	Amounts reflect the annual retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chairperson retainers, and the prorated increase in the annual equity grant to the extent paid in cash. As described above, a director may elect to defer all or a portion of his or her annual retainer into a deferred stock unit account. Amounts deferred as Elective Stock Units or deferred into alternative investment options are reflected in this column.

(2)	Amounts represent the target value of Automatic Stock Units (less amounts paid in cash or deferred into alternative investment options) awarded to each of our non-employee directors in 2015 under the 2011 Plan pursuant to the Director Program. The amount reported for each director reflects the aggregate fair value of the Automatic Stock Units on the grant date, as determined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, excluding any assumed forfeitures. The grant date fair value assumes the value of dividend equivalents accrued directly on the awarded units. The aggregate number of Automatic Stock Units and Elective Stock Units held by each director as of December 31, 2015 is provided in the Deferred Stock Units table below.

(3)	Amounts reflected in the “All Other Compensation” column include the estimated dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned, directly or indirectly, on reinvested dividend equivalents as such amounts are not assumed in the grant date fair value of the Automatic Stock Units shown in the “Stock Awards” column.

Amounts shown also include matching contributions made through our Matching Gifts Program for Education discussed above as follows: Ms. Brown, $5,000; Mr. Fazio, $10,000; Mr. Gordon, $10,000; Ms. Kleiner, $5,000; Mr. Krapek, $5,000; and General Myers, $10,000. The amount shown for Mr. Fazio also includes a $25,000 contribution made by the Company in memory of Mr. Fazio’s late wife.

(4)	Ms. Brown was elected to the Board of Directors effective March 19, 2015.

(5)	Ms. Fudge was elected to the Board of Directors effective March 17, 2016.

(6)	Mr. Sharer did not stand for reelection at the 2015 Annual Meeting.

(7)	Mr. Turley was elected to the Board of Directors effective February 19, 2015.

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COMPENSATION OF DIRECTORS

Deferred Stock Units

As of December 31, 2015, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
Marianne C. Brown (1)	629	0	629
Victor H. Fazio	11,566	7,380	18,946
Donald E. Felsinger	17,526	14,218	31,744
Ann M. Fudge (2)	0	0	0
Bruce S. Gordon	14,277	0	14,277
William H. Hernandez	2,181	0	2,181
Madeleine A. Kleiner	14,277	0	14,277
Karl J. Krapek	14,318	8,018	22,336
Richard B. Myers	18,327	0	18,327
Gary Roughead	5,278	0	5,278
Thomas M. Schoewe	6,438	0	6,438
Kevin W. Sharer (3)	0	0	0
James S. Turley (4)	695	0	695

(1)	Ms. Brown was elected to the Board of Directors effective March 19, 2015.

(2)	Ms. Fudge was elected to the Board of Directors effective March 17, 2016.

(3)	Mr. Sharer did not stand for reelection at the 2015 Annual Meeting. All stock units were paid out to Mr. Sharer after his retirement from the Board of Directors in May 2015.

(4)	Mr. Turley was elected to the Board of Directors effective February 19, 2015.

Director Equity Plan

Under the Northrop Grumman Non-Employee Directors Equity Participation Plan (Director Equity Plan), non-employee directors had an amount equal to 50% of their annual retainer credited to an equity participation account and converted into stock units based on the then fair market value (as defined in the Director Equity Plan) of our common stock. No new participants have been added to the Director Equity Plan since May 31, 2005, and no new annual accruals have been credited to the then-existing participants in the Director Equity Plan since that time. However, directors that served on the Board in and before 2005 continue to be credited with dividend equivalents on the cumulative stock units held in their equity participation accounts until the director terminates service on the Board. Mr. Fazio is the only director that earns dividend equivalents under the Director Equity Plan. No other current director participates in the Director Equity Plan.

Generally, if a participating non-employee director terminates service on the Board of Directors after completion of at least three consecutive years of service or retires from the Board of Directors as a result of a total disability or a debilitating illness as defined in the Director Equity Plan, the participant will be entitled to receive the full balance of the participant’s equity participant account in annual installments. Upon a change in control of the Company, as defined in the Director Equity Plan, the participant will immediately be entitled to receive the full balance of the equity participation account under the Director Equity Plan regardless of the number of years of consecutive service, although payment of his or her benefits will not commence until the termination of his or her service.

1993 Directors’ Plan

Under the Northrop Grumman 1993 Stock Plan for Non-Employee Directors, as amended (1993 Directors Plan), directors could elect to defer payment of all or a portion of their retainer fees not automatically paid in shares of common stock. This deferred compensation was payable in shares of common stock at the conclusion of a director-specified deferral period. In 2005, the 1993 Plan was amended. Dividend equivalents are paid on amounts deferred prior to the 2005 amendment. Mr. Sharer was the only director who continued to earn dividend equivalents on amounts deferred under the 1993 Plan prior to this date.

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TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Related Person Transactions

The Company has a written policy and procedures for the review, approval and ratification of transactions among our Company and our directors, executive officers and related persons, approved by the Board. A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy requires that all related person transactions be reviewed in advance and approved or ratified, as applicable, by the Board of Directors, the Governance Committee or the Chairperson of the Governance Committee. A related person transaction may be approved if, after reviewing the relevant facts and circumstances, the reviewing party concludes that approving the related person transaction is in the best interests of the Company and its shareholders.

The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A “related person” includes:

•	any of our directors or executive officers;

•	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

•	an immediate family member of any such persons; or

•	any firm, corporation, or other entity controlled by any such persons.

The Corporate Secretary may determine that, based on facts and circumstances, a transaction in an amount less than $120,000 should nonetheless be deemed a related person transaction. If this occurs, the transaction would be submitted for review and approval or ratification in accordance with the policy. Under exceptional circumstances, if a related person transaction has not been approved in advance, the Governance Committee will recommend to the Board of Directors such action as the Governance Committee deems appropriate, including ratification, amendment or termination of the transaction.

The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and to notify the Corporate Secretary of any changes in their information.

In 2015, none of our directors or executive officers was a participant in or had a relationship regarded as a related person transaction, except as set forth below, as considered under our Related Person Transaction Policy and applicable regulations of the SEC and the NYSE listing standards.

During 2015, the Company made contributions in the usual course of our charitable contributions program to organizations in which Mr. Bush served as a board member or with which he was otherwise affiliated, including a contribution of $275,000 to the Conservation International Foundation and a contribution of $150,000 to the United States Naval Academy Foundation. These contributions were approved in accordance with our Related Person Transaction Policy.

Compensation Committee Interlocks and Insider Participation

During 2015, Messrs. Felsinger, Gordon, Krapek, Myers, Schoewe and Sharer served as members of the Compensation Committee. During 2015, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member was an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related person transaction or raise concerns of a Compensation Committee interlock.

Indemnification Agreements

Our Bylaws require us generally to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act), requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based on our review of Forms 3, 4 and 5 we have received or have filed on behalf of our executive officers and directors, and of written representations from those persons that they were not required to file a Form 5, we believe that all required filings were made on a timely basis during the year ended December 31, 2015.

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VOTING SECURITIES AND PRINCIPAL HOLDERS

Stock Ownership of Certain Beneficial Owners

The following entities beneficially owned, to the best of our knowledge, more than five percent of the outstanding common stock as of December 31, 2015. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	12,426,846	(1)	6.8%
State Street Corporation One Lincoln Street, Boston, MA 02111	20,021,067	(2)	11.0%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	11,470,650	(3)	6.3%

(1)	This information was provided by BlackRock, Inc. (BlackRock) in a Schedule 13G/A filed with the SEC on January 27, 2016. According to BlackRock, as of December 31, 2015, BlackRock had sole voting power over 10,949,654 shares and sole dispositive power over 12,426,846 shares.

(2)	This information was provided by State Street Corporation (State Street) in a Schedule 13G filed with the SEC on February 16, 2016. According to State Street, as of December 31, 2015, State Street had shared voting and dispositive power over 20,021,067 shares. This total includes 13,051,194 shares held in the Defined Contributions Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank and Trust Company acts as trustee and investment manager.

(3)	This information was provided by The Vanguard Group (Vanguard), in a Schedule 13G/A filed with the SEC on February 11, 2016. According to Vanguard, as of December 31, 2015, Vanguard had sole voting power over 338,135 shares, sole dispositive power over 11,111,624 shares and shared dispositive power over 359,026 shares.

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VOTING SECURITIES AND PRINCIPAL HOLDERS

 Stock Ownership of Officers and Directors

The following table shows beneficial ownership of our common stock as of March 22, 2016 by each of our current directors, our named executive officers and all directors and executive officers as a group. As of March 22, 2016, there were 181,172,370 shares of our common stock outstanding.

None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned		Share Equivalents (1)	Shares Subject To Options (2)	Total
Non-Employee Directors
Marianne S. Brown	0		911	0	911
Victor H. Fazio	18,235	(3)	18,417	0	36,652
Donald E. Felsinger	4,640	(4)	32,026	0	36,666
Ann M. Fudge	77	(5)	0	0	77
Bruce S. Gordon	0		14,559	0	14,559
William H. Hernandez	1,000		2,463	0	3,463
Madeleine A. Kleiner	0		14,559	0	14,559
Karl J. Krapek	6,332		20,590	0	26,922
Richard B. Myers	1,011		18,609	0	19,620
Gary Roughead	0		5,560	0	5,560
Thomas M. Schoewe	3,160		6,720	0	9,880
James S. Turley	0		977	0	977
Named Executive Officers
Wesley G. Bush (6)	504,816	(7)	5,407	0	510,223
James F. Palmer	222,945		0	0	222,945
Kenneth Bedingfield	20,430		0	0	20,430
Gloria A. Flach	83,828		0	64,256	148,084
Kathy J. Warden	65,042		0	0	65,042
Thomas E. Vice	103,494		0	0	103,494
Other Executive Officers	369,367		6,116	0	375,483
All Directors and Executive Officers as a Group (28 persons)
	1,404,377		146,914	64,256	1,615,547	(8)

(1)	Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan and the 1993 Directors Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director’s service on the Board of Directors. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.

(2)	Shares subject to options are either currently exercisable or exercisable within 60 days of March 22, 2016.

(3)	Includes 1,008 shares held in our Dividend Reinvestment Plan.

(4)	Includes 770 shares each held in the Courtney Strickland and Stephanie Strickland trust, respectively, for which Mr. Felsinger’s wife serves as trustee and 1,550 shares each held in the Gregory Felsinger and Michael Felsinger trust, respectively, for which Mr. Felsinger serves as trustee.

(5)	Ms. Fudge was elected to the Board effective March 17, 2016.

(6)	Mr. Bush is also Chairman of the Board of Directors.

(7)	Includes 298,974 shares held in the W.G. and N.F. Bush Family Trust, 50,421 shares held in the Bush Trust Number 4 Trust, and 50,420 shares held in the Wesley G. Bush Revocable Trust, each of which Mr. Bush and his wife serve as trustees.

(8)	Total represents 0.9% of the outstanding common stock as of March 22, 2016.

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EQUITY COMPENSATION PLAN INFORMATION

 Equity Compensation Plan Information

We currently maintain three equity compensation plans: the 2011 Plan, the 2001 Long-Term Incentive Stock Plan (2001 Plan) and the 1993 Directors Plan. Each of these plans has been approved by our shareholders. At the Company’s 2015 Annual Meeting of Shareholders, shareholders approved an amendment to the 2011 Plan, among other things, to (i) reduce the total number of shares authorized for issuance under new awards from 22,168,522 (as of March 10, 2015) to 7,500,000 and (ii) eliminate the 2011 Plan’s “fungible pool share-counting provisions” (which previously provided that certain share awards would count against the authorized share limit on a 4.5 to 1.0 basis).

The following table sets forth the number of shares of our common stock subject to outstanding stock options and other rights, the weighted-average exercise price of the outstanding stock options and the number of shares remaining available for future award grants under these equity compensation plans as of December 31, 2015.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards (1)	Weighted-average exercise price of outstanding options (2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (3)
Equity compensation plans approved by shareholders	3,873,876	56	7,518,288
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	3,873,876	56	7,518,288	(4)

(1)	Of these shares, 147,790 were subject to stock options then outstanding under the 2001 Plan. In addition, this number includes 1,585,733 shares that were subject to outstanding stock awards granted under the 2011 Plan, 1,344,333 awards earned at year end but pending distribution subject to final performance adjustments, 135,128 shares subject to outstanding stock units credited under the 1993 Directors Plan and additional performance shares of 660,892. Such performance shares reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved.

(2)	This number reflects the weighted-average exercise price of outstanding stock options and has been calculated exclusive of outstanding restricted performance stock right and restricted stock right awards and exclusive of stock units credited under the 2011 Plan, the 2001 Plan and the 1993 Directors Plan.

(3)	Of the aggregate number of shares that remained available for future issuance, 7,518,288 were available under the 2011 Plan as of December 31, 2015. No new awards may be granted under the 1993 Directors Plan or the 2001 Plan.

(4)	After giving effect to our February 2016 awards, the number of shares of common stock remaining for future issuance would be 6,791,616 (assuming maximum payout of such awards).

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PROPOSAL TWO: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. This advisory vote, commonly known as “say on pay,” gives our shareholders the opportunity to express their view on our 2015 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders’ views, the Compensation Committee seriously considers the vote when making future executive compensation decisions.

We believe our compensation programs reflect responsible, measured practices that effectively incentivize our executives to dedicate themselves fully to value creation for our shareholders, customers and employees. Our pay practices are aligned with our shareholders’ interests and with leading industry practice and are governed by a set of strong policies and practices. Examples include:

•	Double-trigger provisions for change in control situations, and no excise tax gross-ups for payments upon termination after a change in control;

•	A recoupment policy applicable to cash and equity incentive compensation payments;

•	Stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, and stock holding requirements of three years from the vesting date; and

•	Prohibitions on hedging or pledging of company stock.

For a more extensive list of our best practices, refer to page 34 of this Proxy Statement. In addition, our Compensation Discussion and Analysis (CD&A) provides a detailed discussion of our performance-based approach to executive compensation. We encourage you to read the CD&A, the rest of this Proxy Statement and our 2015 Form 10-K, which describes our business and 2015 results in more detail.

Recommendation

The compensation of our executives is aligned to performance, is sensitive to shareholder returns, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders. Accordingly, the Board recommends that shareholders approve the following resolution:

“RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Vote Required

Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this CD&A, we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. This section details the material components of our executive compensation programs for our 2015 Named Executive Officers (NEOs) and explains how and why the Compensation Committee of our Board (the Compensation Committee) arrived at certain specific compensation policies and decisions involving the NEOs. The 2015 compensation of our NEOs is provided in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.

2015 NEOs

WESLEY G. BUSH

KENNETH L. BEDINGFIELD

JAMES F. PALMER

THOMAS E. VICE

GLORIA A. FLACH

KATHY J. WARDEN

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Summary of Our Executive Compensation Programs

Our executive compensation philosophy is to provide a complementary set of compensation programs to our NEOs with attractive, flexible and market-based total compensation tied to annual and long-term relative performance and aligned with the interests of our shareholders. The key elements of our executive compensation programs for our NEOs are summarized below.

	Compensation Element	Purpose	Key Characteristics

Fixed Component	Base Salary	Compensate fairly and competitively	Determined by responsibility, level of position, competitive pay assessment and individual performance

	Long-Term Incentive Plan (LTIP) Restricted Stock Rights (RSRs)	Link the interests of our executive officers to shareholders and retain executive talent	30% of annual LTIP grant Three-year cliff vesting

Performance-Based Component	Annual Incentive Plan (AIP)	Motivate and reward achievement of annual business objectives

Financial Metrics*: Pension-adjusted Operating Margin (OM) Rate, Free Cash Flow Conversion Rate, Awards (Book-to-bill), and Pension-adjusted Net Income

Subject to downward adjustment for failure to achieve non-financial objectives

	LTIP Restricted Performance Stock Rights (RPSRs)	Link the interests of our executive officers to shareholders and retain executive talent	At least 70% of annual LTIP grant Three-year performance period Actual shares earned based on TSR relative to Performance Peer Group and S&P Industrials
*	These financial metrics are non-GAAP financial measures. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

Our Compensation Pay Practices (pages 37-47)

Our compensation programs incorporate best practices, including the following:

Best Practices

•    Pay for Performance

•    Above Target and Maximum Annual Incentive Payouts Only When We Outperform Our Peer Benchmarks

•    Long-Term Incentives Based on Relative TSR

•    Cap on Annual Bonuses and Performance-Based Long-Term Incentive Share Payouts

•    Total Direct Target Compensation Aimed at Market Median

•    Annual Peer Group Review

•    Independent Consultant Reports Directly to the Compensation Committee

•    Double Trigger Provisions for Change in Control

•    Recoupment Policy on Incentive Compensation Payments

•    Stock Ownership Guidelines and Stock Holding Requirements

•    No Hedging or Pledging of Company Stock

•    No Dividend Equivalents Paid Prior to Vesting

•    No Individual Change in Control Agreements

•    No Excise Tax Gross-ups for Payments Received Upon Termination After a Change in Control

•    Regular Risk Assessments Performed

•    No Employment Contracts for CEO or other NEOs

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

2015 Performance Highlights*

We continued to generate strong financial results in 2015, including strong segment and consolidated operating margin rates and free cash flow, which allowed us to distribute $3.8 billion to our shareholders through share repurchases and dividends. Operational performance and effective capital deployment supported a 30.5% total shareholder return in 2015.

EPS Growth

Total Shareholder Return

* Some of these financial metrics discussed in this section and elsewhere in the CD&A are non-GAAP financial measures. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

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COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Overall, management and the Compensation Committee believe that our executive compensation program is reasonably competitive relative to performance and appropriate in messaging and supporting business objectives and organizational values. Shareholders appear to agree based on 96.6% approval of say on pay for last year, and there are no material criticisms of the program in our ongoing shareholder engagement. As a result, there were no major changes in program design during 2015.

Performance Against Incentive Compensation Metrics

For AIP, 2015 performance met or exceeded targets for each of the four financial metrics, with the following results:

•	Pension-adjusted OM Rate: 11.6%

•	Free Cash Flow Conversion Rate: 101%

•	Awards (Book-to-bill): 90%

•	Pension-adjusted Net Income: $1.76 billion

For LTIP, our three-year TSR score covering 2013-2015 was at the 89th percentile as measured against the Performance Peer Group identified on page 39 and the 98th percentile as measured against the S&P industrials.

Compensation Mix

We have a balanced pay for performance compensation structure that places an appropriate level of compensation at risk, based on our financial and non-financial performance measures and relative TSR. The AIP award is determined by our financial performance and is subject to a downward only adjustment for performance against non-financial goals. For NEOs, the value of LTIP RPSR compensation is determined by relative TSR. Achievement of both annual incentive goals and increased shareholder value will result in individual awards commensurate with results; however, if absolute TSR is negative, the maximum RPSR payout is capped at 100%, even if the relative TSR would have resulted in a higher score. The following charts show performance-based compensation elements at target values.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

Compensation Philosophy and Objectives

We provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and employees.

Our goal is to lead our industry in sustainable performance, while maintaining strong, enduring values. The targets and thresholds of our AIP are based on the performance of our peers. Our 2015 LTIP metrics are based on total shareholder return relative to our Performance Peer Group and the S&P Industrials. For each plan, we selected metrics that drive shareholder value and measure our performance against our competitors. Our executive compensation and benefit programs are guided by the following principles:

Pay for Performance
• Incentive plans are based on peer-benchmarked performance metrics.

Leadership Retention and Succession
• Compensation is designed to be competitive within our industry and retain top talent.
• Programs are designed to motivate and reward NEOs for delivering operational and strategic performance over time.

Sustainable Performance
• Our AIP includes both financial and non-financial metrics to ensure we are building a strong foundation for long-term sustainability and shareholder value.

Alignment with Shareholder Interests

•      Our compensation structure places an appropriate amount of compensation at risk based on short- and long-term results.

•      At-risk compensation is based on financial and non-financial performance measures and relative TSR.

•      A significant portion of compensation is delivered in equity, the vesting and value of which provides alignment with shareholder returns.

•      Stock ownership guidelines, holding requirements for equity awards and our recoupment policy further align executive and shareholder interests.

Benchmarking

•      Compensation program provisions and financial objectives are evaluated on an annual basis and are modified in accordance with industry and business conditions.

•      We seek to outperform our peers (a group of top global defense companies identified on page 39 of this Proxy Statement which we refer to as the “Performance Peer Group”).

•      We use a “Target Industry Peer Group” (identified on page 40 of this Proxy Statement) for broader market executive compensation analyses that includes companies based on a peer-of-peers analysis.

Compensation Risk Management

•      The Compensation Committee together with the independent compensation consultant conducts an annual assessment of the compensation programs to determine if there are potential material risks to the Company.

•      Both the Compensation Committee and its independent compensation consultant evaluate the mix of at-risk compensation linked to stock appreciation.

•      The assessment is to confirm that there is an appropriate balance in the executive compensation programs, practices and policies.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

How We Make Compensation Decisions

Role of the Compensation Committee

The Compensation Committee is responsible for overseeing our compensation policies, incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the CEO). The Compensation Committee recommends the compensation for our CEO to the independent directors of the Board for approval and approves the compensation for the other NEOs. In performing its duties, the Compensation Committee:

•	reviews market data and other input from its independent compensation consultant;

•	reviews and approves incentive goals and objectives (CEO goals and objectives are reviewed and approved by the independent directors);

•	evaluates and approves executive benefit and perquisite programs; and

•	evaluates the competitiveness of each elected officer’s total compensation package.

In addition, the Compensation Committee annually reviews and discusses with management the Compensation Discussion and Analysis and provides a Compensation Committee Report for inclusion in the proxy statement.

For more information regarding the composition of the Compensation Committee and its duties and responsibilities, see “Corporate Governance – Committees of the Board of Directors – Compensation Committee.” The Compensation Committee’s charter can be found on the Investor Relations section of our website (www.northropgrumman.com).

Role of the Independent Compensation Consultant

The Compensation Committee retains an independent compensation consultant, Frederic W. Cook & Co. (the Compensation Consultant). The Compensation Consultant reports directly to the Compensation Committee, and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time. A representative of the Compensation Consultant regularly attends meetings of the Compensation Committee and communicates with the Compensation Committee Chairperson between meetings as needed; however, the Compensation Committee and the independent directors of the Board make final decisions on the compensation actions for the NEOs. The Compensation Consultant may meet in executive session with the Compensation Committee. Other than the fees paid to the Compensation Consultant pursuant to its engagement by the Compensation Committee for its advice on executive and director compensation, the Compensation Consultant does not receive any fees or income from the Company.

The Compensation Consultant’s role is to provide an independent review of market data and to advise the Compensation Committee on the levels and structure of our executive compensation policies and procedures including compensation matters for NEOs. The Compensation Consultant utilizes aerospace and defense industry market data and conducts an independent review of publicly available data.

The roles of the Compensation Consultant include:

•	reviewing our total compensation philosophy, peer groups and target competitive positioning and advising the Compensation Committee;

•	identifying market trends and practices and advising the Compensation Committee on program design implications;

•	providing proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, compensation-related risk management, and any areas for program design to most appropriately support the Company’s business strategy and organizational values; and

•	serving as a resource to the Compensation Committee Chairperson on setting agenda items for Compensation Committee meetings and undertaking special projects.

In February 2016, the Compensation Committee determined that there were no relationships between the Compensation Consultant and the Company or any of the Company’s directors or executive officers that raise a conflict of interest.

Role of Management

Our CEO makes compensation-related recommendations for elected officers to the Compensation Committee for its review and approval based on the CEO’s evaluation of each officer’s compensation relative to market and the overall framework, philosophy and objectives for our executive compensation programs set by the Compensation Committee.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

The recommendations for elected officers are based on an assessment of each executive’s performance, skills and industry knowledge, as well as succession and retention considerations. The Chief Human Resources Officer provides a summary of historical compensation and benefits related data when compensation decisions are considered by the Committee to ensure that compensation decisions are made within our total compensation framework. The summaries include the values of nonqualified deferred compensation, outstanding equity awards, health and welfare benefits, pension benefits and perquisites.

Management also provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.

Use of Competitive Data

The Compensation Committee uses a Performance Peer Group, consisting of competitor companies in the aerospace and defense market in the U.S. and Europe, to set annual performance targets and evaluate performance for the purpose of award payments under our incentive plans. In addition, the Compensation Committee uses a Target Industry Peer Group, comprised of 14 companies, to benchmark executive compensation levels and practices.

Performance Peer Group to Set Performance Targets and Evaluate Performance

The Performance Peer Group used for purposes of setting targets for our annual and long-term incentive plans is comprised of the largest global defense companies by government revenues within our market space. AIP goals for 2015 and goals for the LTIP grants made during 2015 that will vest in 2017 were established based on the 2015 Performance Peer Group.

2015 PERFORMANCE PEER GROUP
BAE Systems	Finmeccanica	Lockheed Martin Corporation
Booz Allen Hamilton *	General Dynamics Corporation	Raytheon Company
The Boeing Company	L-3 Communications Holdings, Inc.	Thales Group *
* Added in place of SAIC, Inc. and Airbus Group

Performance targets for the LTIP grants for the three-year performance period vesting in 2015 were established in 2013, based on the 2013 Performance Peer Group, which included SAIC, Inc. and Airbus Group (formerly known as EADS). On September 27, 2013, SAIC, Inc. (SAI) spun off its services business into Science Applications International Corporation and renamed the parent company Leidos Holdings, Inc., both publicly traded companies. The legacy SAI publicly traded company no longer exists in its prior form. We combined the two publicly traded components, Science Applications International Corporation and Leidos Holdings, Inc., as a proxy for the legacy company, to calculate an implied SAI TSR for outstanding LTIP grants vesting prior to 2016.

Target Industry Peer Group to Benchmark Executive Compensation Practices

The Compensation Committee compares the compensation of our NEOs against a Target Industry Peer Group of 14 companies, as well as against a subset of the Target Industry Peer Group containing six direct peers. Prior to the beginning of the year, the Compensation Committee sets the Target Industry Peer Group and the subset of direct peers used to benchmark compensation the following year. To identify peer companies for compensation benchmarking purposes, the Compensation Consultant employed an objective criteria-based methodology where:

•	the company was identified as a peer by at least three aerospace and defense peers or proxy advisory services;

•	the company participated in the annual Aon Hewitt executive compensation study; and

•	revenues, total employees and market capitalization of the company were broadly similar to those of the Company.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

While the Target Industry Peer Group is reviewed annually by the Committee’s Compensation Consultant, our goal is to keep it as consistent as reasonably possible on a year-over-year basis. The companies that comprise the 2015 Target Industry Peer Group are listed in the following table:

2015 TARGET INDUSTRY PEER GROUP
3M Company	Johnson Controls, Inc.
The Boeing Company *	L-3 Communications Holdings, Inc. *
Caterpillar, Inc.	Lockheed Martin Corporation *
Eaton Corporation **	Raytheon Company *
Emerson Electric Company	Rockwell Collins, Inc.
General Dynamics Corporation *	Textron, Inc.
Honeywell International, Inc. *	United Technologies Corporation
* Included in the subset of six direct peers also used for compensation benchmarking
** As a result of SAIC, Inc. spinning off its services business, it no longer meets the criteria and was replaced by Eaton in 2015

It is the Company’s pay philosophy to provide the CEO a compensation package that comprises competitive elements of base salary and target variable pay relative to the Target Industry Peer Group. In 2015, the CEO’s base salary, target annual incentive and long-term incentive grant each approximated the median. As a result, the CEO’s target total direct compensation also approximated the median of the Target Industry Peer Group.

Another element of the Company’s pay philosophy is to tie a significant portion of the CEO’s pay to performance. As a result, the CEO’s actual compensation may differ from this market median based on the Company’s actual performance.

In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee does not set any specific benchmark relative to the Target Industry Peer Group; rather, the Compensation Committee considers several factors in determining their compensation, including executive compensation levels and practices of the Target Industry Peer Group, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company performance.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Selection of Performance Criteria

Our objective in selecting performance goals for the annual incentive plan and long-term incentive plan is to establish metrics that enhance shareholder value, complement one another in support of strong Company performance, and balance annual and long-term results.

As mentioned, we used the 2015 Performance Peer Group to establish key 2015 financial goals benchmarked against our industry for purposes of measuring performance.

Annual Incentive Compensation

Under our shareholder-approved 2002 Incentive Compensation Plan (the Plan), the Compensation Committee approves the annual incentive compensation target payout percentage for each NEO other than the CEO. For the CEO, it is approved by the independent directors of the Board. The Compensation Committee applies the process detailed above to set incentive compensation levels for NEOs.

The target incentive award (Target Bonus) represents a percentage of each NEO’s base salary. Following the completion of the fiscal year, the Target Bonus is used by the Compensation Committee, together with its assessment of Company performance against pre-determined performance criteria, to determine the final bonus award amount.

2015 Annual Incentive Plan

In February 2015, the independent directors of the Board increased the Target Bonus for the CEO from 150% to 180% of base salary to align better with the median bonus target of the Target Industry Peer Group. For each of the other NEOs, the 2015 Target Bonus was consistent with our median competitive pay philosophy and unchanged from 2014 at 100% of base salary.

The final bonus award for each NEO was determined by multiplying the Northrop Grumman Company Performance Factor (CPF) by the Target Bonus. The CPF can range from 0% to 200% in the annual incentive formula described below.

Annual incentive formula for 2015:

Base Salary x Target Payout % = Target Bonus

Target Bonus x CPF = Final Bonus Award

The annual incentive payments are designed to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. As a result, the terms of the Plan provide that the maximum potential individual incentive compensation award for a performance year for an officer subject to Section 162(m) shall be limited. Actual payouts for the 2015 performance year were less than the limits set forth under the Plan.

At the end of each year, the CEO conducts an annual performance evaluation for each NEO, other than himself, and then reviews the evaluation with the Compensation Committee. The Compensation Committee reviews Company performance information, as well as the comparison to market data.

The Compensation Committee approves bonus amounts for all NEOs except the CEO, whose annual bonus is recommended by the Compensation Committee to the independent members of the Board for approval. The Compensation Committee has discretion to make adjustments to the annual bonus payout if it determines such adjustment is warranted. For example, in instances where Company performance has been impacted by unforeseen or unusual events (natural disasters, significant acquisitions or divestitures, etc.), the Compensation Committee has exercised its authority to increase the final awards (subject to limitations under Section 162(m) of the Internal Revenue Code). The Compensation Committee has also adjusted payouts downward in the past despite performance targets having been met when it determined that particular circumstances had a negative impact on the Company but were not reflected in the performance calculation.

2015 Annual Incentive Goals and Results

For the annual incentive plan, we use a mix of financial and non-financial metrics to measure our performance. The following financial metrics were selected for 2015:

•	Pension-adjusted OM Rate: establishes high performance expectations for the Company and is calculated as OM rate (operating margin divided by sales) adjusted for net FAS/CAS pension income or expense. The net FAS/CAS pension adjustment is the difference between pension expense determined in accordance with GAAP under Financial Accounting Standards (FAS) and pension expense allocated to the business segments under U.S. Government Cost Accounting Standards (CAS).

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

•	Free Cash Flow Conversion Rate: focuses on the quality of net earnings and is calculated as free cash flow provided by operating activities before the after-tax impact of discretionary pension contributions divided by net income from continuing operations.

•	Awards (Book-to-bill): represents the value of total new contracts awarded to the Company during the year, net of backlog adjustments, divided by sales during the year.

•	Pension-adjusted Net Income: reflects an integrated metric for both top and bottom line performance and is calculated as net income adjusted for net FAS/CAS pension after tax.

In addition to the financial goals, non-financial goals have been established to align our objectives with shareholders, customers and employees. Performance against non-financial metrics can result only in downward adjustment to the financial metric score. The following non-financial metrics were selected:

•	Customer Satisfaction: measured in terms of customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.

•	Quality: measured using program-specific objectives within each of our sectors, including defect rates, process quality, supplier quality, planning quality and other appropriate criteria for program type and phase.

•	Engagement & Inclusion: measured in terms of improvement in overall engagement accountability item (as reported by employees in a company-wide engagement and inclusion survey).

•	Diversity: measured in terms of improving representation of females and People of Color in all management level positions with respect to internal and external benchmarks.

•	Safety: measured by Total Case Rate, defined as the number of Occupational Safety & Health Administration recordable injuries as well as by Lost Work Day Rate associated with those injuries.

•	Environmental Sustainability: measured in terms of reductions in absolute greenhouse gas emissions and potable water use consumption, and solid waste diversion (i.e., waste diverted from landfill disposal).

Our annual incentive plan provides for payout levels at 0% to 200% of target. The minimum, target and maximum performance levels are derived based on an analysis of the past performance of our Performance Peer Group. Specific values are identified for each metric at selected points in the non-linear range and other values determined by interpolation between these points. No payout is made if performance is below the minimum. No above-target payout is earned unless the Company’s performance exceeds the performance threshold noted in the table below. The maximum 200% payout is based upon top quartile past performance of the Performance Peer Group. This structure rewards superior performance by aligning above-target payouts to outperforming our peer benchmarks and provides reduced awards for below target performance. Based on Company performance for the four financial metrics shown in the table below, the financial score component of the CPF was 123%.

Metric/Goal	Weighting	Performance Threshold to be Achieved In Order To Earn Target Payout	2015 Performance
Pension-adjusted OM Rate	35%	9.4%	11.6%
Free Cash Flow Conversion Rate	35%	90%	101%
Awards (Book-to-bill)	15%	85%	90%
Pension-adjusted Net Income	15%	$1.35B	$1.76B

In determining the CPF, both financial and non-financial performance is considered. First, the performance against the annual financial metrics is evaluated. In 2015, this assessment resulted in a financial score of 123%. Then, the performance against the annual non-financial metrics is evaluated. Non-financial performance can only range from 0% - 100% and therefore cannot result in an upward adjustment to the financial performance score. The Committee determined that, in aggregate, the Company demonstrated strong performance in 2015 against the non-financial goals, resulting in a non-financial performance multiplier of 97.5%. Therefore, in consideration of both the financial and non-financial performance, the 2015 CPF was determined to be 120%.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Decisions for 2015

In February 2016, the Compensation Committee applied the CPF to Mr. Bush’s Target Bonus. Based on the CPF, in February 2016, the Committee recommended, and the independent members of our Board approved, a 2015 annual incentive award of $3,304,800 for Mr. Bush. Based on the CPF, the CEO recommended, and the Compensation Committee approved, the other NEOs’ annual incentive awards.

Name	Target Payout % of Salary	Payout Range % of Salary	Actual Payout % of Salary	Actual Payout *
Wesley G. Bush	180%	0% - 360%	216%	$3,304,800
Kenneth L. Bedingfield	100%	0% - 200%	120%	$840,000
James F. Palmer **	100%	0% - 200%	120%	$522,000
Thomas E. Vice	100%	0% - 200%	120%	$936,000
Gloria A. Flach	100%	0% - 200%	120%	$936,000
Kathy J. Warden	100%	0% - 200%	120%	$814,000
*	Details on the range of bonuses that could have been payable based on 2015 performance are provided in the Grants of Plan-Based Awards table. Actual bonus payouts for 2015 performance are provided here and in the Summary Compensation Table.
**	Mr. Palmer received a prorated annual incentive award due to his retirement on July 3, 2015.

Long-Term Incentive Compensation

2015 Long-Term Incentive Program

In determining the amount of individual long-term incentive award for a named executive officer (other than the CEO), the Compensation Committee considers an executive officer’s individual performance during the preceding year, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO, as well as market data for the executive officer’s position based on the Target Industry Peer Group analysis.

In 2015, after determining the award value for the NEOs as described above, the Compensation Committee granted awards in the form of RPSRs and RSRs to provide retention value to ensure sustainability and achievement of business goals over time. The awards were comprised of 70% RPSRs and 30% RSRs, other than the CEO’s award, which was comprised of 73% RPSRs and 27% RSRs. The Committee determined that this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders.

The RPSRs will be vested and paid following the completion of the three-year (2015-2017) performance period if goals are met. The RSRs vest 100% after three years. Vesting for termination due to death, disability, or retirement is discussed in the Terms of Equity Awards section on page 59. For the 2015 grant, dividends accrue on both RPSR and RSR awards earned and will be paid upon payment of the RPSR or RSR.

The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our business objectives. For the 2015 grant, the Compensation Committee determined that for the NEOs, performance would continue to be measured in terms of relative TSR as it provides the most direct line of sight to shareholder value creation.

TSR is measured by comparing cumulative stock price appreciation with reinvestment of dividends over a three-year period to the Performance Peer Group (50% of award) and to the S&P Industrials (50% of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. To smooth volatility in the market, the TSR calculation is based on the average of the 30 calendar days immediately prior to the start of the performance period and the last 30 calendar days of the performance period. Shares earned for RPSRs granted to executives in 2015 can vary from 0% to 150% of the original RPSR award granted. The maximum payout is capped at 100% of target shares if the absolute TSR is negative, even if the relative TSR would have resulted in a higher score. RPSR awards may be paid in shares, cash or a combination of shares and cash; however, we have chosen to pay our awards in shares for ownership and shareholder alignment.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Recently Completed RPSR Performance Period (2013 – 2015)

In February 2013, when granting RPSRs to NEOs who were elected officers at the time of the grant, the Compensation Committee selected relative TSR as the performance metric for the awards and established the performance criteria for the awards as set forth in the table below. In February 2016, the Compensation Committee reviewed performance for the January 1, 2013 to December 31, 2015 RPSR performance period.

	Percentile Required to Score
Metric/Goal	Weighting	0%	100%	150%	2015 Actual Performance
Relative TSR - 2013 Performance Peer Group	50%	25th	50th	80th	89th
Relative TSR - S&P Industrials	50%	25th	50th	80th	98th

Decisions for 2015

Based on 2013 - 2015 TSR performance, we ranked second against the Performance Peer Group and were in the 89th percentile. We were in the 98th percentile of the S&P Industrials. The combined weighted score generated an overall performance score of 150% for NEOs who were elected officers at the time of the grant.

In February 2016, the NEOs received payouts in stock with respect to the performance awards that were granted in February 2013 for the three-year performance period ending December 31, 2015 (as described further in footnote 4 to the Outstanding Equity Awards at 2015 Fiscal Year End on page 52).

Other Benefits

This section describes other benefits the NEOs receive. These benefits are not performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.

Retirement Benefits

We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to our NEOs, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of the benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. Additional information about these retirement plans and the NEO benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table.

The Compensation Committee assesses aggregate benefits available to the NEOs and has previously imposed an overall cap, generally limited to no more than 60% of final average pay, on pension benefits for the NEOs (except for small variations due to contractual restrictions under the plans). Mr. Bush voluntarily agreed to reduce his cap to 50% of final average pay. In addition, the defined benefit nonqualified supplemental retirement plans in which our NEOs participate were frozen as to pay and service as of December 31, 2014.

Retiree Medical Arrangement

The Special Officer Retiree Medical Plan (SORMP) was closed to new participants in 2007. Participants in the SORMP are entitled to retiree medical benefits and life insurance pursuant to the terms of the Plan. Mr. Bush and Mr. Palmer are eligible for SORMP benefits due to their dates of hire and years of service as an executive. The other NEOs became elected officers after SORMP was closed to new participants and are not eligible for SORMP benefits. The estimated cost of the SORMP benefit reflected in the Termination Payment Table is the present value of the estimated cost to provide future benefits using actuarial calculations and assumptions.

Perquisites

Our NEOs are eligible for certain limited executive perquisites that include financial planning, income tax preparation, physical exams and personal liability insurance. While almost all other executive perquisites have been eliminated, the Compensation

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Committee believes the remaining perquisites are common within the competitive market for total compensation packages for executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2015 are detailed in the Summary Compensation Table.

Security Arrangements

Given the nature of our business, we maintain a comprehensive security program. As a component of that program, we provide residential and/or travel protection that we consider necessary to address our security requirements. In selecting the level and form of protection, we and the Board consider both security risks faced by those in our industry in general and security risks specific to our Company and its individuals.

In 2010, we received specific information from Federal law enforcement officials that led us to conclude that there were threats to the Company and its principals. Based on that information and an ongoing dialogue with law enforcement officials, the Board has required that Mr. Bush and other NEOs receive varying levels of residential and travel protection.

Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we would report them as taxable compensation to the individuals if they were not excludable from income as working condition fringe benefits under Internal Revenue Code Section 132.

The Board has determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel, and should use Company-provided aircraft for all air travel. If, as a result, the CEO uses Company-provided aircraft for personal travel, the costs of such travel are imputed as income and are subject to the appropriate tax reporting according to Internal Revenue Code regulations.

We regularly review the nature of the threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate.

Severance Benefits

We maintain the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (Severance Plan), which is available to our NEOs (other than the CEO) who qualify and are approved to receive such benefits. Mr. Bush is not eligible for any severance plan, program or policy of Northrop Grumman. The purpose of the Severance Plan is to help bridge the gap in an executive’s income and health coverage during a period of unemployment following termination.

We do not maintain any change in control severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.

Upon a “qualifying termination” (defined below) the Company will provide severance benefits to eligible NEOs under the Severance Plan. Provided the NEO signs a release, he or she will receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) a prorated performance bonus for the year of termination, (iii) continued medical and dental coverage for the severance period, (iv) income tax preparation/financial planning fees for the year of termination and the following year and (v) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped at $15,000 for the year of termination and $15,000 for the year following termination.

A “qualifying termination” means one of the following:

•	involuntary termination, other than for cause or mandatory retirement; or

•	election to terminate in lieu of accepting a downgrade to a non-officer position (i.e., good reason).

Change in Control Benefits

We do not maintain separate change in control programs or agreements. The only change in control benefits available to the NEOs are those described in the terms and conditions of the 2001 Long-Term Incentive Stock Plan (2001 Plan) and the 2011 Long-Term Incentive Stock Plan (2011 Plan).

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Policies and Procedures

Stock Ownership Guidelines

We maintain stock ownership guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that NEOs own Company stock denominated as a multiple of their annual salaries, which can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.

The guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary
Chairman, CEO and President	7x base salary
Other NEOs	3x base salary

Shares that satisfy the stock ownership guidelines include:

•	Company stock owned outright;

•	RSRs, whether or not vested; and

•	value of shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.

Stock options and unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.

The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. As of December 31, 2015, all NEOs were in compliance with the ownership guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2016.

Stock Holding Requirements

We have a holding period requirement for payouts from long-term incentive grants, further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold, for a period of three years, 50% of their net after-tax shares received from RSR vesting, RPSR payments and stock option exercises. These restrictions will generally continue following termination and retirement; however, shares acquired from option exercises or RPSR payments following termination or retirement occurring more than one year after separation from the Company will not be subject to the holding requirement.

Anti-Hedging and Pledging Policy

Company policy prohibits our NEOs and other elected officers from hedging, entering into margin transactions involving Company stock, and pledging Company securities as collateral for loans or other transactions.

Recoupment Policy

The Company’s recoupment policy provides that:

•	the Board has discretion to recoup incentive compensation paid to an elected officer in the event of a restatement or if an elected officer engages in illegal conduct that causes significant financial or reputational harm to the Company;

•	the Board has discretion to recoup incentive compensation paid to the elected officer in the event the elected officer fails to report such misconduct of another, or is grossly negligent in fulfilling his or her supervisory responsibilities to prevent such misconduct; and

•	the Chief Executive Officer has discretion to recoup under similar circumstances incentive compensation provided to non-elected officers or other employees.

The Company’s recoupment policy applies to a three-year look back of performance-based short or long-term, cash or equity incentive payments. It provides for certain disclosure in the event of recoupment, consistent with SEC and other legal requirements.

46 | NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Risk Management

The Compensation Committee annually reviews our compensation program and together with the independent compensation consultant assesses potential compensation-related risks to the Company. Based on the this assessment for 2015, the Compensation Committee determined that the risk profile is appropriate and substantial risk management features are incorporated into our compensation program. This determination reflects the following conclusions from the detailed risk assessment:

•	there is appropriate balance to mitigate compensation-related risk in the executive compensation program’s design between fixed and variable pay, cash and stock components, short- and long-term measures, financial and non-financial measures, and formulaic and discretionary decisions;

•	there are appropriate policies in place to mitigate compensation-related risk including the Compensation Committee’s and its advisor’s independence, transparent disclosure, officer stock ownership guidelines and holding period requirements, and hedging and recoupment policies; and

•	there are no incentive or commission arrangements below the executive level that potentially encourage excessive risk-taking behavior.

Grant Date for Equity Awards

Annual grant cycles for equity awards occur in February at the same time as salary increases and annual incentive grants. This timing allows the Compensation Committee to make decisions on three compensation components at the same time, utilizing a total compensation philosophy. The Compensation Committee reviews and approves annual long-term incentive grants during its scheduled meeting, which occurs following announcement of our year-end financial results. Equity grants may also be granted on an interim basis throughout the year for special situations, such as new executive hires, promotions, or retention.

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code generally limits the annual tax deduction to $1 million per person for compensation paid to the Company’s CEO and the next three highest-paid NEOs (other than the CFO). Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.

The Company’s annual incentive payments and equity-based incentive compensation are generally designed to qualify as performance-based compensation under this definition and to be fully deductible. Our RSR grants are not considered performance-based under Section 162(m) and, as such, may not be deductible.

Since the CEO’s salary in 2015 was above the $1,000,000 threshold, a portion of his salary and his perquisites are not deductible by the Company.

Say-on-Pay

Our shareholders are asked to approve on an annual, advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to understand their concerns regarding executive compensation. The Compensation Committee annually reviews and discusses the results of the say-on-pay vote. In 2015, our executive compensation programs continued to receive strong support from shareholders with 96.6% approval at our 2015 Annual Meeting of Shareholders. Based on its review and feedback from shareholder engagement, the Committee determined that our programs are effective and aligned with shareholder interests, and no substantive changes were required. In 2015, shareholders also approved a management proposal to amend the 2011 Long-Term Incentive Stock Plan to reduce the total number of shares authorized for issuance and eliminate the use of the fungible ratio in share-counting practices. This reflects the Company’s continuing practice of awarding full value shares instead of stock options.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the CD&A as required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management. Based on such review and discussion, the Compensation Committee recommended to the Board that this CD&A be included in this Proxy Statement. The Board has approved the recommendation.

COMPENSATION COMMITTEE

KARL J. KRAPEK, CHAIRPERSON

DONALD E. FELSINGER

BRUCE S. GORDON

RICHARD B. MYERS

THOMAS M. SCHOEWE

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COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

2015 Summary Compensation Table

Name & Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (4) ($)	All Other Compensation (5) ($)	Total ($)

Wesley G. Bush	2015	1,588,846	0	10,000,018	0	3,304,800	0	901,958	15,795,622

Chairman, Chief Executive Officer and President	2014	1,524,231	0	9,000,007	0	3,350,700	6,890,754	1,030,011	21,795,703
	2013	1,500,023	0	8,000,025	0	3,240,000	4,372,961	1,543,403	18,656,412

Kenneth L. Bedingfield (6)	2015	685,077	0	3,000,092	0	840,000	0	196,798	4,721,967
Corporate Vice President and Chief Financial Officer

James F. Palmer (7)	2015	497,812	0	0	0	522,000	216,576	339,053	1,575,441
Former Corporate Vice President and Chief Financial Officer	2014	866,154	0	3,500,061	0	1,270,000	2,390,103	197,798	8,224,116
	2013	850,016	0	5,499,964	0	1,224,000	1,210,323	182,137	8,966,440

Thomas E. Vice	2015	806,538	0	3,500,083	0	936,000	25,830	226,906	5,495,357
Corporate Vice President and President, Aerospace Systems	2014	762,115	0	3,500,061	0	1,117,000	3,616,917	160,478	9,156,571
	2013	742,308	0	3,499,980	0	1,080,000	1,501,337	397,053	7,220,678

Gloria A. Flach	2015	806,538	0	3,500,083	0	936,000	0	357,219	5,599,840
Corporate Vice President and President, Electronic Systems	2014	762,115	0	3,500,061	0	1,117,000	6,457,588	33,951	11,870,715
	2013	738,462	0	3,499,980	0	1,080,000	2,819,117	88,309	8,225,868

Kathy J. Warden (6)	2015	701,077	0	3,200,053	0	814,000	20,782	425,763	5,161,675
Corporate Vice President and President, Information Systems

(1)	This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(2)	The dollar value shown in this column is equal to the aggregate grant date fair value of RPSRs and RSRs granted during the periods presented. The fair value of awards was computed in accordance with FASB ASC Topic 718 disregarding potential forfeitures. The maximum grant date fair values of the 2015 RPSRs, assuming a 150% maximum payout, are as follows: Mr. Bush $10,950,054, Mr. Bedingfield $3,150,067, Mr. Vice $3,675,122, Ms. Flach $3,675,122, and Ms. Warden $3,360,036.

(3)	These amounts were paid pursuant to the Company’s annual incentive plan. This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(4)	The amounts in this column relate solely to the increased present value of the NEO’s pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits table on page 55). The amount accrued in each year differs from the amount accrued in prior years due to an increase in age, service and pay (salary and bonus). The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive.

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COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

In 2015, the aggregate change in actuarial present value of accumulated benefits is a negative amount for Mr. Bush (-$80,721) and Ms. Flach (-$710,918) due to a combination of increased interest rates and the freezing of final average earnings in 2014 (which reduced annual accrual of pension amounts). In accordance with SEC rules, such negative amounts for Mr. Bush and Ms. Flach are reported as $0 in the above table.

Mr. Bedingfield was hired after the Company’s defined benefit pension plans were closed to new entrants and as a result he does not participate in any defined benefit pension plans.

There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation table on page 58).

(5)	All Other Compensation amounts include, as applicable, (a) the value of perquisites and personal benefits and (b) the amount of Company contributions to defined contribution and deferred compensation plans (the Northrop Grumman Savings Plan, the Savings Excess Plan and the Officers Retirement Account Contribution Plan).

Perquisites and Personal Benefits - Perquisites and other personal benefits provided to certain NEOs are as follows: security, travel-related perquisites, including use of Company aircraft or ground transportation services for personal travel (including travel and incidental expenses for family members accompanying the NEO while on travel), financial planning/income tax preparation services, insurance premiums paid by the Company on the NEO’s behalf and other nominal perquisites or personal benefits (including executive physicals and commemorative gifts).

The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO in 2015, except for the following: (i) for Mr. Bush, costs attributable to security protection ($451,447), which includes personal travel on Company aircraft consistent with the Company’s security program ($183,008), (ii) for Mr. Bedingfield, costs attributable to security protection ($37,637), (iii) for Mr. Palmer, costs attributable to personal travel on Company aircraft ($136,224), (iv) for Mr. Vice, costs attributable to security protection ($29,841), (v) for Ms. Flach, relocation expenses ($250,000), and (vi) for Ms. Warden, relocation expenses ($250,000). The amount of security costs reported for Mr. Bush has been reduced by $48,419, which reflects the portion for the security perquisite that Mr. Bush reimbursed to the Company related to personal travel on the corporate aircraft by him and his family members.

We determine the incremental cost for perquisites and personal benefits based on the actual costs or charges incurred by the Company for the benefits. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included. As discussed above under “Security Arrangements,” the Company provides NEOs with certain residential and travel security protection due to the nature of our business and security threat information. The amounts reflected in the “All Other Compensation” column include expenses for certain residential and travel security that are treated as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks attendant with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage.

Contributions to Plans - In 2015, we made the following contributions to Northrop Grumman defined contribution and deferred compensation plans (the Northrop Grumman Savings Plan, Officers Retirement Account Contribution Plan, and Savings Excess Plan): Mr. Bush $395,164, Mr. Bedingfield $124,209, Mr. Palmer $140,076, Mr. Vice $153,116, Ms. Flach $86,775, and Ms. Warden $133,766.

(6)	Mr. Bedingfield and Ms. Warden were not named executive officers for 2013 and 2014; therefore, data for these years is not applicable.

(7)	Mr. Palmer retired on July 3, 2015.

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COMPENSATION TABLES | GRANTS OF PLAN-BASED AWARDS TABLE

2015 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (4) (#)	All Other Option Awards: Number of Securities Underlying Options (2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2)(5)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Wesley G. Bush	Incentive Plan		0	2,754,000	5,508,000
	RPSR	2/18/2015				0	41,147	61,721				7,300,036
	RSR	2/18/2015							16,745			2,699,982
Kenneth L. Bedingfield	Incentive Plan		0	700,000	1,400,000
	RPSR	2/18/2015				0	11,837	17,756				2,100,044
	RSR	2/18/2015							5,582			900,048
James F. Palmer (6)	Incentive Plan		0	870,000	1,740,000
Thomas E. Vice	Incentive Plan		0	780,000	1,560,000
	RPSR	2/18/2015				0	13,810	20,715				2,450,081
	RSR	2/18/2015							6,512			1,050,002
Gloria A. Flach	Incentive Plan		0	780,000	1,560,000
	RPSR	2/18/2015				0	13,810	20,715				2,450,081
	RSR	2/18/2015							6,512			1,050,002
Kathy J. Warden	Incentive Plan		0	678,000	1,356,000
	RPSR	2/18/2015				0	12,626	18,939				2,240,024
	RSR	2/18/2015							5,954			960,029

(1)	Amounts in these columns show the range of payouts that were possible under the Company’s annual incentive plan. The actual bonuses are shown in the Summary Compensation Table column entitled “Non-Equity Incentive Plan Compensation.”

(2)	The Company did not grant stock options in 2015.

(3)	These amounts relate to RPSRs granted in 2015 under the 2011 Plan. Each RPSR represents the right to receive a share of the Company’s common stock upon vesting of the RPSR. The RPSRs are earned based on relative TSR over a three-year performance period commencing January 1, 2015 and ending December 31, 2017. The payout will occur in early 2018 and will range from 0% to 150% of the rights awarded. Earned RPSRs may be paid in shares, cash or a combination of shares and cash. An executive must remain employed through the performance period to earn an award, although prorated vesting results if employment terminates earlier due to early retirement, death or disability. The award will fully vest if the executive terminates due to normal retirement. Dividends accrue on RPSR awards earned and will be paid upon payment of the RPSR. See the Termination Payments and Benefits section for treatment of RPSRs in these situations and upon a change in control.

(4)	These amounts relate to RSRs granted in 2015 under the 2011 Plan. Each RSR represents the right to receive a share of the Company’s common stock upon vesting of the RSR. Earned RSRs may be paid in shares, cash or a combination of shares and cash. An executive must remain employed through the vesting period to earn an award, although full vesting results if employment terminates earlier due to death, disability, qualifying termination or normal retirement. The award is prorated if the executive terminates due to early retirement. Dividends accrue on RSR awards earned and will be paid upon payment of the RSR. See the Termination Payments and Benefits section for treatment of RSRs in these situations and upon a change in control.

(5)	The fair value of awards was computed in accordance with FASB ASC Topic 718 disregarding potential forfeitures.

(6)	As a result of his retirement from the Company on July 3, 2015, Mr. Palmer is entitled to only a prorated bonus under the Company’s annual incentive plan for 2015. No long-term incentive awards were granted to Mr. Palmer in 2015.

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COMPENSATION TABLES | OUTSTANDING EQUITY AWARDS TABLE

Outstanding Equity Awards at 2015 Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Grant Date	Option Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($) (3)
Wesley G. Bush	0	0	0	2/18/2015			16,745	3,161,623	41,147	7,768,965
	0	0	0	2/19/2014			22,680	4,282,211	54,387	10,268,809
	0	0	0	2/20/2013			36,342	6,861,733	100,411	18,958,601
Kenneth L. Bedingfield	0	0	0	2/18/2015			5,582	1,053,937	11,837	2,234,944
	0	0	0	2/19/2014			1,663	313,991	3,881	732,772
	0	0	0	2/20/2013			3,003	566,996	7,006	1,322,803
James F. Palmer	0	0	0	2/19/2014			0	0	21,151	3,993,520
	0	0	0	2/20/2013			0	0	43,930	8,294,423
Thomas E. Vice	0	0	0	2/18/2015			6,512	1,229,531	13,810	2,607,466
	0	0	0	2/19/2014			8,820	1,665,304	21,151	3,993,520
	0	0	0	2/20/2013			15,899	3,001,890	43,930	8,294,423
	14,344	0	0	2/15/2011	63.22	2/15/2018	0	0	0	0
Gloria A. Flach	0	0	0	2/18/2015			6,512	1,229,531	13,810	2,607,466
	0	0	0	2/19/2014			8,820	1,665,304	21,151	3,993,520
	0	0	0	2/20/2013			15,899	3,001,890	43,930	8,294,423
	34,424	0	0	2/15/2011	63.22	2/15/2018	0	0	0	0
	29,832	0	0	2/16/2010	54.46	2/16/2017	0	0	0	0
Kathy J. Warden	0	0	0	2/18/2015			5,954	1,124,175	12,626	2,383,915
	0	0	0	2/19/2014			7,560	1,427,404	18,129	3,422,936
	0	0	0	2/20/2013			13,628	2,573,103	37,654	7,109,452

(1)	The Company has not granted stock options since 2011 and all outstanding stock option grants are vested.

(2)	RSRs will fully vest three years from date of grant.

(3)	The value listed is based on the closing price of the Company’s stock of $188.81 on December 31, 2015, the last trading day of the year.

(4)	For each NEO, the 2015 RPSR award vests based on performance for the three-year performance period ending on December 31, 2017 and the 2014 RPSR award vests based on performance for the three-year performance period ending on December 31, 2016, both subject to the Compensation Committee’s approval of the performance-based earnout percentage applicable to the award following the end of the performance period. The 2013 RPSRs, based on performance for the three-year performance period ended on December 31, 2015, were distributed in February 2016 upon the Compensation Committee’s approval of the performance-based earnout percentage applicable to the award. Mr. Palmer’s RPSRs vested upon his retirement on July 3, 2015. The actual number of shares distributed to the NEOs for the 2013 RPSR grant in February 2016 was 150,617 to Mr. Bush, 8,758 to Mr. Bedingfield, 65,895 to Mr. Palmer, 65,895 to Mr. Vice, 65,895 to Ms. Flach, and 56,481 to Ms. Warden. Mr. Bedingfield was an appointed officer at the time that the 2013 RPSRs were granted and his payout reflects the performance-based earnout percentage applicable to awards for appointed officers.

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COMPENSATION TABLES | OPTION EXERCISES AND STOCK VESTED TABLE

2015 Option Exercises and Stock Vested

	Option Awards (1)		Stock Awards (1) (2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Wesley G. Bush	—	—	261,469	43,784,991
Kenneth L. Bedingfield	—	—	18,177	3,050,361
James F. Palmer (3)	—	—	146,724	24,341,974
Thomas E. Vice	—	—	86,116	14,432,551
Gloria A. Flach	—	—	59,830	10,043,885
Kathy J. Warden	4,697	685,274	30,731	5,171,614

(1)	Number of shares and amounts reflected in the table are reported on an aggregate basis and do not reflect shares that were sold or withheld to pay withholding taxes and/or the option exercise price.

(2)	Consists of RSRs granted in 2011, 2012 and 2013 and RPSRs granted in 2012. The 2011 RSRs vested four years from date of grant and the 2012 RSRs vested three years from date of grant. Mr. Palmer’s 2013 retention grant vested on March 1, 2015. The 2012 RPSRs vested based on the three-year performance period ended on December 31, 2014 and were distributed in February 2015.

(3)	Consists of 67,296 RPSRs and 54,709 RSRs that vested during Mr. Palmer’s employment, as well as 24,719 RSRs that vested in connection with his retirement. Because Mr. Palmer qualified as a “specified employee” for purposes of Internal Revenue Code Section 409A, the 24,719 shares that vested upon his retirement on July 3, 2015 were not distributed until six months after that date.

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COMPENSATION TABLES | PENSION BENEFITS

2015 Pension Benefits

The following table provides information about the pension plans in which the NEOs participate (described in more detail on the following pages), including the present value of each NEO’s accumulated benefits as of December 31, 2015, calculated pursuant to SEC specifications for this table. Our policy generally limits an executive’s total benefit under these plans to be no more than 60% of final average pay. Mr. Bush has voluntarily elected to limit his OSERP benefit to no more than 50% of final average pay.

Name	Plan Name	Number of Years Credited (1) Service (#)	Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)
Wesley G. Bush	Pension Plan	13.00	643,250
	S&MS Pension Plan	15.67	603,141
	ERISA 2	13.00	11,948,356
	SRIP	15.67	11,563,256
	OSERP	27.67	8,756,925
Kenneth L. Bedingfield (3)	N/A
James F. Palmer	Pension Plan	8.42	298,256	8,056
	ERISA 2	8.42	1,967,053	45,809
	CPC SERP	7.83	5,459,366	127,139
	SRRP	N/A	1,626,322	103,584
Thomas E. Vice	Pension Plan	29.17	1,643,266
	ERISA 2	29.17	9,622,842
	OSERP	28.00	460,003
Gloria A. Flach	Pension Plan	34.39	1,082,027
	ERISA 2	12.50	1,406,280
	OSERP	33.42	9,396,331
	ESEPP	33.39	5,720,243
Kathy J. Warden	OSERP II	7.33	865,349

(1)	Each NEO’s credited service under OSERP, CPC SERP and ESEPP is less than his or her actual service because credited service under these plans stopped as of December 31, 2014. In addition, Mr. Bush’s credited service under his other plans is less because of his transfers among those plans due to Company acquisitions and Ms. Flach’s credited service under her other plans is less due to a period of employment before plan eligibility commenced. Each NEO’s actual service is as follows: Mr. Bush: 28.67; Mr. Palmer: 8.42; Mr. Vice 29.17; Ms. Flach 35.58; Ms. Warden: 7.33.

(2)	Amounts are calculated using the following assumptions:

•	The NEO retires on the earliest date he/she could receive an unreduced benefit under each plan;

•	The form of payment is a single life annuity; and

•	The discount rate is 4.50% for the Pension Plan, 4.61% for the S&MS Pension Plan and 4.53% for all other plans; the mortality table is the RP-2006 annuitant mortality table projected generationally with an adjusted version of Scale MP-2015 (the same assumptions used for the Company’s financial statements).

•	Ms. Flach participates in two SERP plans, the OSERP and the ESEPP plan. Based on the OSERP rules, Ms. Flach would have qualified for retirement on December 31, 2015, but would not have qualified for retirement under the ESEPP plan. Based on the ESEPP plan, the earliest retirement age for Ms. Flach is 58, and if Ms. Flach retired under the ESEPP plan rules, the OSERP benefit would be significantly reduced. Until Ms. Flach reaches the age of 58, based on SEC guidance, both the value of the OSERP and the ESEPP retirement benefit will be reported in this table. A more accurate representation of the value of Ms. Flach’s total pension benefit as of December 31, 2015 is $750,762, the present value of which is $11,934,566, rather than the amount of $17,604,881 shown above.

(3)	Mr. Bedingfield was hired after the Company’s pension plans were closed to new entrants and as a result does not participate in any pension plans.

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COMPENSATION TABLES | PENSION BENEFITS

Pension Plans and Descriptions

Most of the pension plans were closed to new hires in 2008. Prior to that time, the Company consolidated the pension plan provisions from diverse heritage pension formulas to a cash balance formula. Over time, the Company also transitioned officers, including NEOs, from supplemental executive pension plans (SERPs) to a deferred compensation plan, called the Officers Retirement Account Contribution Plan. In addition, all final average pay formulas were frozen as of December 31, 2014.

The pension plans in which NEOs participate are listed below in alphabetical order. Service and pay have been frozen with regards to plans with an asterisk (*).

•	CPC SERP* is the Corporate Policy Council (CPC) Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain CPC members.

•	ERISA 2 is the ERISA Supplemental Program 2. This plan makes participants whole for benefits they lose under the Pension Plan due to certain Internal Revenue Code limits.

•	ESEPP* is the Northrop Grumman Electronic Systems Executive Pension Plan. This plan provides a supplemental pension benefit for certain ES Sector executives.

•	OSERP* is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain Company officers.

•	OSERP II is the Officers Supplemental Executive Retirement Program II. This plan provides a pension benefit for certain Company officers.

•	Pension Plan is the Northrop Grumman Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.

•	S&MS Pension Plan is the Northrop Grumman Space & Mission Systems Salaried Pension Plan (former TRW plan). This is a tax qualified pension plan covering a broad base of Company employees.

•	SRIP is the Northrop Grumman Supplementary Retirement Income Plan (former TRW plan). This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Internal Revenue Code limits.

•	SRRP* is the Supplemental Retirement Replacement Plan. This frozen plan replaced benefits Mr. Palmer forfeited as a result of his commencing employment with the Company.

Pension Plan and S&MS Pension Plan (Tax Qualified Plans)

Due to acquisitions, the Company acquired various pension plans with different types of pension formulas. These are described in detail in the Heritage Formulas table that follows. Prior to 2005, the Company transitioned the various Heritage Formulas in these plans to a Cash Balance formula. The Cash Balance formula is a percentage of pay credited to a hypothetical account, which grows with interest. At retirement, the Cash Balance Account is converted to a monthly pension benefit (further information is included in the Cash Balance Formula section below). Except as provided below, the final benefit from each plan is the sum of the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.

The following explains the formulas applicable to each NEO:

•	Mr. Bush and Mr. Vice receive a benefit under a Heritage Formula and a Cash Balance Formula in the Northrop Grumman Retirement Plan, a subplan of the Pension Plan (NGR Subplan).

•	Mr. Bush receives a frozen benefit under a Heritage Formula in the S&MS Pension Plan due to his TRW-related service. He ceased to be eligible for future service growth under this plan and the SRIP when he began participating in the NGR Subplan.

•	Due to his date of hire, Mr. Palmer does not receive a benefit under a Heritage Formula; he only receives a benefit under a Cash Balance Formula in the Pension Plan.

•	Ms. Flach receives a benefit under a Heritage Formula and a Cash Balance Formula in the Northrop Grumman Electronic Systems Pension Plan, a subplan of the Pension Plan (ES Subplan).

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COMPENSATION TABLES | PENSION BENEFITS

Heritage Formulas

The following table summarizes the key features of the Heritage Formulas applicable to the eligible NEOs.

Feature	NGR Subplan	ES Subplan	S&MS Pension Plan
Benefit Formula	Final Average Pay x 1.6667% times Pre-July 1, 2003 service	Eligible Pay since 1995 x 2% plus the prior Westinghouse Pension Plan benefit	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre- January 1, 2005 service
Final Average Pay (1)	Average of highest 3 years of Eligible Pay	Not applicable	Average of the highest 5 consecutive years of Eligible Pay; Covered Compensation is specified by the IRS
Eligible Pay (limited by Internal Revenue Code section 401(a)(17))	Salary plus bonus	Salary plus bonus (50% of bonus through 2001)	Salary plus bonus

Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 58 with 30 years of service or age 60 with 10 years of service	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to age 60	Benefits are reduced for commencement prior to age 60

(1)	Final Average Pay was frozen for the NGR Subplan and the S&MS Pension Plan as of December 31, 2014.

Cash Balance Formula

The Cash Balance Formula is a hypothetical account balance consisting of pay credits plus interest. It has the following features:

•	Pay credits are a percentage of pay that vary based on an employee’s “points” (age plus service). The range of percentages applicable to the NEOs on December 31, 2015 or earlier separation for Mr. Palmer was 6.5% – 9.0%.

•	Interest is credited at the 30-year U.S. Treasury bond rate. The December 31, 2015 interest credit rate was 2.86%.

•	Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).

•	Eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).

ERISA 2, SRIP and SRRP (Nonqualified Restoration Plans)

ERISA 2 and SRIP are nonqualified plans that restore benefits provided for under the Pension Plan and S&MS Pension Plan, respectively, but for the limits on eligible pay imposed by Internal Revenue Code section 401(a)(17) and the overall benefit limitation of Internal Revenue Code section 415. Benefits and features in these restoration plans otherwise are generally the same as described above for the underlying tax qualified plan.

SRRP entitles Mr. Palmer to an annuity equal to the amount that would have been paid to him under his former employer’s supplemental retirement plan but for his employment with the Company.

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COMPENSATION TABLES | PENSION BENEFITS

CPC SERP, OSERP, OSERP II and ESEPP (Nonqualified Supplemental Executive Retirement Plans)

These plans provide supplemental pension benefits. They were closed to new hires several years ago. In addition, final average pay and associated service under these plans were frozen as of December 31, 2014.

The following chart highlights the key features of these plans applicable to eligible NEOs.

Feature	CPC SERP	OSERP and OSERP II (1)	ESEPP
Benefit Formula

Greater of CPC Formula and OSERP Formula

CPC Formula is:

Final Average Pay times 3.3334% for each year that the NEO has served on the CPC up to 10 years, 1.5% for each subsequent year up to 20 years and 1% for each additional year over 20

		Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45	Final Average Pay times 1.47% for each year that the NEO made maximum contributions to the ES Subplan

Final Average Pay (2)	Average of highest 3 years of Eligible Pay	Average of highest 3 years of Eligible Pay	Average of highest 5 years of Eligible Pay
Eligible Pay	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus averaged separately (including amounts above Internal Revenue Code limits and amounts deferred)

Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55 with 10 years of service	Age 58 with 30 years of service or Age 60 with 10 years of service

Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Benefits are reduced for commencement prior to age 60
Reductions From Other Plans	Reduced by any other Company pension benefits accrued during period of CPC service	Reduced by any other Company pension benefits	Reduced by ES Subplan and ERISA 2 benefits

(1)	Ms. Warden participates in OSERP II, which mirrors the benefits provided under the Cash Balance Formula, ERISA 2 and OSERP provisions described above.

(2)	Final Average Pay was frozen for the CPC SERP, OSERP, OSERP II and ESEPP as of December 31, 2014.

Information on Executives Eligible for Early Retirement

The following NEOs were eligible for early retirement as of December 31, 2015 under the plans specified below:

•	If Ms. Flach had retired on December 31, 2015, she would have been eligible to receive estimated annual Pension Plan, ERISA 2 and OSERP benefits totaling $750,762 (commencing January 1, 2016).

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COMPENSATION TABLES | NONQUALIFIED DEFERRED COMPENSATION

2015 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Wesley G. Bush	Deferred Compensation	0	0	2,897	0	2,429,832
	Savings Excess	373,964	186,982	103,607	0	7,314,445
	ORAC	0	197,582	(3,549)	0	194,033
Kenneth L. Bedingfield	Savings Excess	61,606	61,606	(3,683)	0	346,926
	ORAC	0	41,403	(1,379)	0	137,698
James F. Palmer	Deferred Compensation	0	0	(10,242)	0	900,370
	Savings Excess	372,548	59,608	(105,980)	0	4,235,301
	ORAC	0	70,208	(2,533)	0	67,675
Thomas E. Vice	Savings Excess	580,488	66,342	(51,140)	0	3,194,209
	ORAC	0	76,942	(2,280)	0	74,662
Gloria A. Flach	Deferred Compensation	0	0	1,855	0	918,948
	Savings Excess	0	0	7,199	0	593,419
	ORAC	0	76,942	(272)	0	76,670
Kathy J. Warden	Savings Excess	112,566	56,283	(9,581)	0	631,906
	ORAC	0	66,883	(2,289)	0	64,594

(1)	NEO contributions in this column are also included in the 2015 Summary Compensation Table, under the columns entitled “Salary” and “Non-Equity Incentive Plan Compensation.”

(2)	Company contributions in this column are included in the 2015 Summary Compensation Table, under the column entitled “All Other Compensation.”

(3)	Aggregate earnings in the last fiscal year are not included in the 2015 Summary Compensation Table, because they are not above market or preferential.

(4)	NEO and Company contributions in this column may include balances for merged plans. Employee contributions by Messrs. Bush, Palmer, and Vice and Ms. Flach for the years ended December 31, 2015, 2014 and 2013, collectively, previously reported as compensation in the Summary Compensation tables, were as follows:

•	Mr. Bush’s Savings Excess Plan (SEP) account includes $1,163,304 in employee contributions for those years.

•	Mr. Palmer’s SEP account includes $771,065 in employee contributions for those years.

•	Mr. Vice’s SEP account includes $1,658,286 in employee contributions for those years.

•	Ms. Flach’s SEP account includes $262,692 in employee contributions for those years.

Employee contributions by Mr. Bedingfield and Ms. Warden for the year ended December 31, 2015 are presented in the table above. Because Mr. Bedingfield and Ms. Warden were not NEOs for the years ended December 31, 2013 and 2014, employee contribution data for these years is not presented.

Deferred Compensation Plans and Descriptions

The deferred compensation plans in which the NEOs participate are listed below in alphabetical order:

•	Deferred Compensation Plan is the Northrop Grumman Deferred Compensation Plan. In 2010, this plan was closed to new hires and existing participants ceased to be able to make contributions. Before 2011, eligible executives were allowed to defer a portion of their salary and bonus. No Company contributions were made to the plan.

•	Officers Retirement Account Contribution Plan or ORAC is the Northrop Grumman Officers Retirement Account Contribution Plan. This plan allows eligible executives, including NEOs, to receive a Company contribution of 4% of base salary and bonus.

•	Savings Excess Plan or SEP is the Northrop Grumman Savings Excess Plan. This plan allows eligible employees, including the NEOs, to (i) defer up to 50% of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 4% on a maximum of 8% of pay, and (ii) receive RAC contributions beyond the compensation limits in the qualified plans.

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TERMINATION PAYMENTS AND BENEFITS

Terms of Equity Awards

The terms of equity awards granted to the NEOs under the 2001 Plan and the 2011 Plan provide for accelerated vesting if an NEO’s employment terminates for certain reasons.

For stock options, all outstanding stock option grants are already vested. For a termination due to death, disability, or retirement, options are exercisable until the original expiration date.

For RPSRs, vesting of a prorated portion of each award occurs from termination due to early retirement, death or disability, and full vesting occurs upon normal retirement (age 65 with 10 years of service) or upon mandatory retirement at age 65, all subject to the Compensation Committee’s approval of the earnout percentage based on the TSR performance metric for the three-year performance period.

For RSRs, vesting of a prorated portion of each award occurs from termination due to early retirement, and full vesting occurs upon normal retirement (age 65 with 10 years of service) or mandatory retirement at age 65, death or disability.

Possible Accelerated Equity Vesting Due to Change in Control

The terms of equity awards to the NEOs under the 2001 Plan and the 2011 Plan provide for possible accelerated vesting of RSRs and RPSRs when the Company is involved in certain types of change in control events, which are more fully described in such plans (e.g., certain business combinations after which the Company is not the surviving entity and the surviving entity does not assume the awards). Possible acceleration would occur with respect to RSRs and RPSRs in certain change in control events that result in a termination of the NEO (other than for cause) within the specified period (double trigger). The acceleration of awards requires this double trigger, unless an acquiring company fails to assume the awards. The award terms provide that acceleration will not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.

In cases where acceleration occurs under these limited change in control provisions, vested stock options that are not exercised prior to one of these changes in control may be settled in cash and terminated. Payments for RPSRs and RSRs made upon one of these change in control events will be in full.

For purposes of estimating the payments due under RPSRs below, Company performance is assumed to be at target levels through the close of each three-year performance period.

The table below provides the estimated value of accelerated equity vesting and/or payments if such a change in control had occurred on December 31, 2015. The value of the accelerated vesting was computed using only the closing market price of the Company’s common stock on December 31, 2015 ($188.81), with no consideration of an earnout percentage as previously described. The value for unvested RSRs and RPSRs is computed by multiplying $188.81 by the number of unvested shares that would vest.

	RSRs	RPSRs
Name *	Acceleration of Vesting ($)	Acceleration of Vesting ($)	Total ($)
Wesley G. Bush	14,305,567	18,037,775	32,343,342
Kenneth L. Bedingfield	1,934,925	2,967,715	4,902,640
Thomas E. Vice	5,896,725	6,600,987	12,497,712
Gloria A. Flach	5,896,725	6,600,987	12,497,712
Kathy J. Warden	5,124,681	5,806,852	10,931,533

* Mr. Palmer is not included due to his retirement on July 3, 2015.

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TERMINATION PAYMENTS AND BENEFITS

Termination Payments and Benefits

The following table provides estimated payments and benefits that the Company would have provided to each NEO if his or her employment had terminated on December 31, 2015 for the reasons specified below. The Company stock price is assumed to be $188.81, the closing market price as of that date. These payments and benefits are payable based on:

•	the Severance Plan;

•	the 2001 Plan, the 2011 Plan and the terms and conditions of equity awards made pursuant to such plans; and

•	the SORMP (Retiree Medical and Life Insurance).

Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed above, any actual amounts paid or distributed to NEOs may be different from the values shown in the table. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price and the NEO’s age. The amounts described below are in addition to an NEO’s benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.

Mr. Palmer retired on July 3, 2015. Because he was subject to the Company’s mandatory retirement policy for officers, he was not eligible for and did not receive any cash severance, continued medical and dental coverage, financial planning/income tax preparation, or outplacement services under the Severance Plan. Mr. Palmer is receiving SORMP benefits valued at $643,446 as of July 3, 2015. At retirement, he fully vested in outstanding long-term incentive RPSR and RSR grants. His vested RSR payment in shares, valued at $3,942,681 as of July 3, 2015, were paid out in January 2016, in light of the six month waiting period applicable to specified employees under United States Treasury Regulation Section 1.409A-1. His RPSR payment in shares, valued at $10,380,420 at target as of July 3, 2015, will be paid out based on the company performance-based earnout percentage applicable to the respective grant, which is determined in February following the end of the respective three-year performance period.

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TERMINATION PAYMENTS AND BENEFITS | TERMINATION PAYMENT TABLE

Termination Payment Table

Potential Termination Payments

Name (1)	Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause (5) ($)	Post-CIC Involuntary or Good Reason Termination (6)($)	Death or Disability ($)
Wesley G. Bush	Cash Severance	0	0	0	0
	Long-term Incentives (3)	0	19,540,513	32,343,342	23,732,095
	Benefits and Perquisites
	Retiree Medical and Life Insurance (7)	1,273,963	1,273,963	1,273,963	1,273,963
	Medical/Dental Continuation	0	0	0	0
Kenneth L. Bedingfield	Cash Severance (2)	0	2,100,000	0	0
	Long-term Incentives (3)	0	0	4,902,640	3,167,099
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	8,796	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	105,000	0	0
Thomas E. Vice	Cash Severance (2)	0	2,340,000	0	0
	Long-term Incentives (3)	0	7,779,161	12,497,712	9,424,829
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	11,972	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	117,000	0	0
Gloria A. Flach	Cash Severance (2)	0	2,340,000	0	0
	Long-term Incentives (3)(4)	7,779,161	7,779,161	12,497,712	9,424,829
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	5,129	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	117,000	0	0
Kathy J. Warden	Cash Severance (2)	0	2,034,000	0	0
	Long-term Incentives (3)	0	0	10,931,533	8,198,130
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	4,166	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	101,700	0	0

(1)	Mr. Palmer is not included due to his retirement on July 3, 2015.

(2)	Cash Severance equals one and a half times the sum of the annual base salary and the target annual bonus, as of the effective date of termination. Mr. Bush is not eligible to receive a payment under our severance program.

(3)	Long-term Incentives include grants of RPSRs and RSRs.

(4)	Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants.

(5)	Similar treatment provided for certain “good reason” terminations, as described in “Key Components of Our Programs—Severance Benefits”; however, there would be no termination payment in the event of an involuntary termination for cause.

(6)	The amounts assume full acceleration, which, as discussed above, may not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.

(7)	Retiree medical values for Mr. Bush reflect cost associated with disability. If termination results from death, the retiree medical insurance expense would be less than the disability amount indicated.

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PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders, and proposes and recommends that the shareholders ratify the Audit Committee’s appointment of Deloitte as our independent auditor for 2016. Deloitte served as our independent auditor for 2015, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975. The Audit Committee is responsible for the appointment, compensation, retention, oversight, evaluation and termination, if necessary, of our independent auditor. The Audit Committee is responsible for reviewing and pre-approving audit and non-audit services and related fees for the independent auditor. In addition, the Audit Committee, at least annually, reviews and evaluates with management and our internal auditors Deloitte’s performance and periodically considers whether to change the independent auditor. The Audit Committee also reviews the performance of Deloitte’s lead audit partner, and the Audit Committee and its Chairperson oversee the rotation of Deloitte’s lead audit partner and are involved in the selection of the lead audit partner.

Although ratification is not required by our Bylaws or otherwise, the Audit Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit Committee will consider this in its selection of auditors for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees and All Other Fees

The following table summarizes aggregate fees billed for the years ended December 31, 2015 and 2014 by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates:

	2015	2014
Audit Fees (a)	$14,695,000	$13,899,000
Audit-Related Fees (b)	792,000	2,961,000
Tax-Related Fees (c)	623,000	506,000
All Other Fees	—	—
Total Fees	$16,110,000	$17,366,000

(a)	Audit fees for 2015 and 2014 each reflect fees of $12,900,000 and $12,400,000, respectively, for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2015 and 2014 also include $1,706,000 and $1,482,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2015 relate to audits of the Company’s foreign entities for the fiscal year ended 2014.

(b)	Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including fees related to the support of business acquisition and divestiture activities and independent assessment of controls concerning outsourcing activities. Audit-related fees exclude fees that totaled $1,514,000 and $1,414,000 for 2015 and 2014, respectively, related to benefit plan audits which are paid for by the plans.

(c)	Tax-related fees during 2015 and 2014 reflect fees of $623,000 and $506,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services provided by our independent auditor in order to provide reasonable assurance that the provision of these services does not impair the auditor’s independence. Pre-approval may be given at any time. The Audit Committee has delegated pre-approval authority for any individual project up to $100,000 to the Chairperson of the Audit Committee.

The decisions of the Chairperson to pre-approve a permitted service are reported to the Audit Committee at its next meeting. The independent auditor is required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.

The Audit Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates during 2015 and 2014, in each case before being engaged to provide those services.

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PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Vote Required

Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL THREE.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company’s accounting, auditing and financial reporting processes and financial risk assessment and management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit Committee’s written charter describes the Audit Committee’s responsibilities and has been approved by the Board of Directors.

Management is responsible for preparing the Company’s financial statements and for the financial reporting process, including evaluating the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting.

Deloitte & Touche LLP (Deloitte), the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company’s internal control over financial reporting.

In connection with the preparation of the Company’s financial statements as of and for the year ended December 31, 2015, the Audit Committee reviewed and discussed the audited financial statements with the Company’s Chief Executive Officer, Chief Financial Officer and Deloitte. The Audit Committee also discussed with Deloitte the communications required under applicable professional auditing standards and regulations, including the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB) and, with and without management present, discussed and reviewed the results of Deloitte’s examination of the financial statements. Additionally, the Audit Committee discussed with the Company’s internal auditors the results of their audits completed during 2015.

The Audit Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with Deloitte that firm’s independence from the Company.

Based on the Audit Committee’s review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC. The Audit Committee also reappointed Deloitte to serve as the Company’s independent auditors for 2016, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.

AUDIT COMMITTEE

WILLIAM H. HERNANDEZ, CHAIRPERSON

MARIANNE C. BROWN

VICTOR H. FAZIO

MADELEINE A. KLEINER

GARY ROUGHEAD

JAMES S. TURLEY

64 | NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

 Why did I receive a “Notice of Internet Availability of Proxy Materials” but not a full set of proxy materials?

We distribute our proxy materials to shareholders via the internet under the “Notice and Access” approach permitted by the rules of the SEC. This approach reduces the environmental impact of the Annual Meeting and our distribution costs, while providing a timely and convenient method of accessing the materials and voting. On April 1, 2016, we mailed a “Notice of Internet Availability of Proxy Materials” to participating shareholders, containing instructions on how to access the proxy materials on the internet.

 Who is entitled to vote at the Annual Meeting?

You may vote your shares of our common stock if you owned your shares as of the close of business on March 22, 2016 (Record Date). As of the Record Date, there were 181,172,370 shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.

 How many votes must be present to hold the Annual Meeting?

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal and broker non-votes will be counted as present for purposes of establishing a quorum.

 How can I receive a paper copy of the proxy materials?

Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (Notice) as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or e-mail copy of this Proxy Statement and accompanying materials from us, you must follow the instructions for requesting such materials included in the Notice.

 What am I being asked to vote on and what are the Board of Directors’ recommendations?

The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal One)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR”
Advisory Vote on Compensation of Named Executive Officers (Proposal Two)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR”
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor (Proposal Three)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR”

 What is a broker non-vote?

Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (NYSE) are permitted to vote their clients’ proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various matters as “non-routine,” and brokers who have not received instructions from their clients do not have discretion to vote their client’s shares on such “non-routine” matters, resulting in a “broker non-vote.”

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the appointment of Deloitte & Touche LLP as independent auditor. However, your broker does not have discretionary authority to vote your shares on the election of directors or the advisory approval of executive compensation without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT |  65

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

 How do I vote my shares?

If you hold shares as a record holder, you may vote by proxy prior to the Annual Meeting, as discussed below, or you may vote in person at the Annual Meeting. Shares represented by a properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions. If no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. Registered shareholders and plan participants may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.

By Internet	Registered shareholders and plan participants may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.

By Telephone	Registered shareholders and plan participants may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.

By QR Code	Registered shareholders and plan participants may vote by scanning the QR code on their proxy card or notice with their mobile device.

By Mail	Registered shareholders and plan participants must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.

If any other matters are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment. A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the internet, in a timely manner. In addition, a shareholder attending the Annual Meeting in person may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting by ballot at the meeting.

 How do I vote my shares if they are held by a bank, broker or other agent?

Persons who own stock beneficially through a bank, broker or other agent may not vote directly and will need to instruct the record owner to vote their shares using the procedure identified by the bank, broker or other agent. Beneficial owners who hold our common stock in “street name” through a broker receive voting instruction forms from their broker. Most beneficial owners will be able to provide voting instructions by telephone or on the internet by following the instructions on the form they receive from their broker. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc. A person who beneficially owns shares of our common stock through a bank, broker or other agent can vote his or her shares in person at the Annual Meeting only if he or she obtains from the bank, broker or other nominee a proxy, often referred to as a “legal proxy,” to vote those shares, and presents the proxy to the inspector of election at the meeting together with his or her ballot.

 How do I vote my shares held under a Northrop Grumman savings plan?

If shares are held on an individual’s behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant’s shares in accordance with the individual’s instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act requires a different procedure.

Voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 15, 2016 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.

66 | NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT

MISCELLANEOUS

Voting on Other Matters

We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

Shareholder Proposals for 2017 Annual Meeting

Any shareholder who intends to present a proposal at the 2017 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:

•	not later than December 2, 2016, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act; and

•	not earlier than December 2, 2016 and not later than January 1, 2017, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials. If the 2017 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.

Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.

Shareholder Nominations for Director Election at 2017 Annual Meeting

Any shareholder who intends to nominate a person for election as a director at the 2017 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:

•	not earlier than November 2, 2016 and not later than December 2, 2016, if the nomination is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to the Company’s proxy access provision, as set forth in our Bylaws, which nomination and supporting materials must comply with the requirements in our Bylaws; and

•	not earlier than December 2, 2016 and not later than January 1, 2017, if the nomination is submitted pursuant to the Bylaws, but not pursuant to our proxy access provision, in which case we are not required to include the nomination in our proxy materials. If the 2017 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.

Any shareholder who wishes to nominate a person for election as a director should review our Bylaws.

Householding Information

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate Secretary at the following address and phone number: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address or phone number.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT |  67

MISCELLANEOUS

Cost of Soliciting Proxies

We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co., Inc. of New York at an estimated fee of $19,500, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board of Directors.

No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.

Available Information

You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:

•	Principles of Corporate Governance;

•	Standards of Business Conduct;

•	Policy and Procedure Regarding Company Transactions with Related Persons; and

•	Board Committee Charters.

Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website. Waivers of the provisions of our Standards of Business Conduct that apply to our directors or executive officers are disclosed in a Current Report on Form 8-K.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Compensation Committee Report” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.

Annual Report

April 1, 2016

NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015 ON FEBRUARY 1, 2016. SHAREHOLDERS OF RECORD ON MARCH 22, 2016 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.

Jennifer C. McGarey

Corporate Vice President and Secretary

68 | NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES

This Proxy Statement contains non-GAAP financial measures, as defined by SEC Regulation G. While we believe that these non-GAAP financial measures may be useful in evaluating our financial information, they should be considered as supplemental in nature and not as a substitute for financial information prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Definitions for the non-GAAP financial measures contained in this Proxy Statement and reconciliations are provided below. Other companies may define these measures differently or may utilize different non-GAAP financial measures.

Cash provided by operating activities before after-tax discretionary pension contributions: Cash provided by operating activities before the after-tax impact of discretionary pension contributions. Cash provided by operating activities before discretionary pension contributions has been provided for consistency and comparability of financial performance and is reconciled below.

Free cash flow: Net cash provided by operating activities less capital expenditures. We use free cash flow as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow is reconciled below.

Free cash flow before after-tax discretionary pension contributions: Free cash flow before the after-tax impact of discretionary pension contributions. We use free cash flow before discretionary pension contributions as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow before after-tax discretionary pension contributions is reconciled below.

Net FAS/CAS pension adjustment: The difference between pension expense charged to contracts and included as cost in segment operating income in accordance with U.S. Government Cost Accounting Standards (CAS) and pension expense determined in accordance with FAS (GAAP Financial Accounting Standards). Net FAS/CAS pension adjustment is presented below.

After-tax net pension adjustment per share: The per share impact of the net FAS/CAS pension adjustment as defined above, after tax at the statutory rate of 35 percent, provided for consistency and comparability of financial performance as presented below.

Pension-adjusted diluted EPS: Diluted EPS excluding the after-tax net pension adjustment per share, as defined above. These per share amounts are provided for consistency and comparability of operating results. Management uses pension-adjusted diluted EPS, as reconciled below, as an internal measure of financial performance.

Pension-adjusted operating income: Operating income before net FAS/CAS pension adjustment as reconciled below. Management uses pension-adjusted operating income as an internal measure of financial performance.

Pension-adjusted operating margin rate: Pension-adjusted operating income as defined above, divided by sales. Management uses pension-adjusted operating margin rate, as reconciled below, as an internal measure of financial performance.

Segment operating income: Total earnings from our segments including allocated pension expense recognized under CAS. Reconciling items to operating income include the net FAS/CAS pension adjustment, as defined above, as well as certain corporate-level expenses, which are not considered allowable or allocable under applicable CAS or the Federal Acquisition Regulation. Management uses segment operating income, as reconciled below, as an internal measure of financial performance.

Segment operating margin rate: Segment operating income as defined above, divided by sales. Management uses segment operating margin rate, as reconciled below, as an internal measure of financial performance.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT |  A-1

APPENDIX A - USE OF NON-GAAP FINANCIAL MEASURES

Reconciliation of Non-GAAP Financial Measures

	Total Year
($M)	2015	2014
Cash provided by operating activities before after-tax discretionary pension contributions	$2,487	$2,593
After-tax discretionary pension pre-funding impact	(325)	—

Net Cash provided by operating activities	2,162	2,593
Less:
Capital expenditures	(471)	(561)

Free cash flow	1,691	2,032
After-tax discretionary pension pre-funding impact	325	—

Free cash flow before after-tax discretionary pension contributions	$2,016	$2,032

	Total Year
($M)	2015	2014
Segment Operating Income	$2,920	$3,099
Segment operating margin rate	12.4%	12.9%
Reconciliation to operating income
Net FAS/CAS pension adjustment	348	269
Unallocated corporate expenses	(190)	(169)
Other	(2)	(3)

Operating income	$3,076	$3,196
Operating margin rate	13.1%	13.3%

	Total Year
($M)	2015	2014
Pension-adjusted Operating Highlights
Operating income	$3,076	$3,196
Net FAS/CAS pension adjustment	(348)	(269)

Pension-adjusted operating income	$2,728	$2,927
Pension-adjusted operating margin rate	11.6%	12.2%

	Total Year
	2015	2014
Pension-adjusted Per Share Data
Diluted EPS	$10.39	$9.75
After-tax net pension adjustment per share	(1.18)	(0.82)

Pension-adjusted diluted EPS	$9.21	$8.93

Total Year
($M)	2015
Net income	$1,990
After-tax net FAS/CAS pension adjustment	(226)

Pension-adjusted net income	$1,764

A-2 | NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2016 PROXY STATEMENT

Dulles Int'l Airport
VA-7
VA-267
I-495
Langley
McLean
Arlington
VA-267
VA-7
Vienna
Washington DC
US-50
I-66
I-66
Arlington
I-295
VA-7
Fairfax
US-1
Reagan Nat'l Airport
I-495
Annandale
I-395
Alexandria
I-66
I-66
Gallows Rd.
I-495
US-29/Lee Hwy.
US-29/Lee Hwy.
Fairview Park Dr.
Northrop Grumman Corporate Offices
US-50/Arlington Blvd.
US-50/Arlington Blvd.
Annandale Rd.
Gallows Rd.
I-495

Northrop Grumman Corporate Offices
2980 Fairview Park Drive
Falls Church, VA 22042

From Dulles International Airport (IAD)

- Take the Dulles Airport Access Road.
- Merge onto VA-267 East toward I-495/Exit 18-19/ VA-123 Baltimore/Richmond (portions toll).
- Merge onto I-495 South via Exit 18 toward Richmond. Take US-50 East/Arlington Blvd., Exit 50A-B, toward Arlington.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Take the Fairview Park ramp and turn slight left onto Fairview Park Drive. The office is the first building on your left. Turn left to access the parking lot.

From Reagan National Airport (DCA)

- Take the ramp onto George Washington Memorial Parkway North.
- Take the I-395 South exit toward Richmond. Quickly merge left onto I-395 South.
- Take exit 8A onto VA-27 West Washington Blvd./ South Arlington Ridge Road. Stay left on Washington Blvd. until the exit for US-50 West.
- Exit onto US-50 West/Arlington Blvd. toward Falls Church. You will stay on US-50 West.
- Just before I-495, take the exit toward Fairview Park North. Stay towards the right.
- Turn right onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From Baltimore Washington Airport (BWI)

- Exit BWI and take the I-95 South.
- Take Exit 27, merge onto the I-495 West towards Silver Spring.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From the I-495 Capital Beltway

- From I-495, take Exit 50B for US-50 East/Arlington Blvd. toward Arlington.
- Follow the off ramp.
- Stay in center lane as you follow signs for Fairview Park North (do not take the left lane towards US-50 East or the right lane towards Fairview Park South).
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

INFORMATION ABOUT ANNUAL MEETING ADMISSION

In order to attend the Annual Meeting, proof of stock ownership, as well as a form of personal photo identification, must be presented. Once arriving at Northrop Grumman Corporate Headquarters, please follow the instructions below:

- Enter the six-level parking garage from the main driveway (located at the traffic light on Fairview Park Drive) using the right-hand entry lane with the guardhouse. Identify yourself as a shareholder attending the Annual Meeting to gain entrance to the parking garage.
- Follow the Shareholders' Meeting signage for parking on Level P5 of the garage.
- Enter the building through the walkway bridge on Level P5 of the garage.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 AM, Eastern Time, on May 18, 2016.

Vote by Internet • Go to www.envisionreports.com/noc • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Wesley G. Bush	☐	☐	☐	06 - Bruce S. Gordon	☐	☐	☐	10 - Richard B. Myers	☐	☐	☐
	02 - Marianne C. Brown	☐	☐	☐	07 - William H. Hernandez	☐	☐	☐	11 - Gary Roughead	☐	☐	☐
	03 - Victor H. Fazio	☐	☐	☐	08 - Madeleine A. Kleiner	☐	☐	☐	12 - Thomas M. Schoewe	☐	☐	☐
	04 - Donald E. Felsinger	☐	☐	☐	09 - Karl J. Krapek	☐	☐	☐	13 - James S. Turley	☐	☐	☐
	05 - Ann M. Fudge	☐	☐	☐

		For	Against	Abstain
2.	Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.	☐	☐	☐
3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2016.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

    02AV5B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+
Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 18, 2016, 8:00 A.M.

Northrop Grumman Corporation Corporate Headquarters

2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2016 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2016 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 18, 2016, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 15, 2016 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.

(Continued and to be signed on the other side)

C	Non-Voting Items

Change of Address — Please print new address below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Wesley G. Bush	☐	☐	☐	06 - Bruce S. Gordon	☐	☐	☐	10 - Richard B. Myers	☐	☐	☐
	02 - Marianne C. Brown	☐	☐	☐	07 - William H. Hernandez	☐	☐	☐	11 - Gary Roughead	☐	☐	☐
	03 - Victor H. Fazio	☐	☐	☐	08 - Madeleine A. Kleiner	☐	☐	☐	12 - Thomas M. Schoewe	☐	☐	☐
	04 - Donald E. Felsinger	☐	☐	☐	09 - Karl J. Krapek	☐	☐	☐	13 - James S. Turley	☐	☐	☐
	05 - Ann M. Fudge	☐	☐	☐

		For	Against	Abstain
2.	Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.	☐	☐	☐
3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2016.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

02AV6B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 18, 2016, 8:00 A.M.

Northrop Grumman Corporation Corporate Headquarters

2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2016 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2016 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 18, 2016, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 15, 2016 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.

(Continued and to be signed on the other side)

Vote by Internet
• Go to www.envisionreports.com/NOC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Northrop Grumman Corporation Annual Meeting of Shareholders to be Held on May 18, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/NOC to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 8, 2016 to facilitate timely delivery.

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Northrop Grumman Corporation’s Annual Meeting of Shareholders will be held on May 18, 2016 at Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, at 8:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1–3.

1.	Election of the following 13 nominees as Directors:

Wesley G. Bush, Marianne C. Brown, Victor H. Fazio, Donald E. Felsinger, Ann M. Fudge, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Richard B. Myers, Gary Roughead, Thomas M. Schoewe and James S. Turley.

2.	Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2016.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the 2016 annual meeting are available in the proxy statement,

which can be viewed at www.envisionreports.com/NOC.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/NOC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send email to investorvote@computershare.com with “Proxy Materials Northrop Grumman Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 8, 2016.

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April 1, 2016

CA 16-03

Important Information Regarding Your

Northrop Grumman Shares—Your Vote Is Important

To Northrop Grumman Employees:

Today, Northrop Grumman filed its proxy statement for the 2016 Annual Meeting of Shareholders. The 2016 proxy statement and 2015 annual report are now available online.

Many of you hold Northrop Grumman shares through a company sponsored benefit plan or other mechanism. As shareholders, you have the right to vote on matters that impact the company. Your vote on these matters is important, and Northrop Grumman encourages you to vote your shares.

Northrop Grumman employees who hold Northrop Grumman shares as participants in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program will receive an email tonight from the company’s transfer agent, Computershare. This email will contain important instructions for viewing the proxy statement and annual report and for voting your shares.

This email is an important communication approved by Northrop Grumman. The subject line of the email will read, “Northrop Grumman Corporation Proxy Meeting Materials.” Note that the “EXT” warning tag, which appears in the subject line of emails originating outside of Northrop Grumman, has been removed for this message coming directly from Computershare. If you do not receive this email correspondence, or if you have any questions, please contact Computershare at (877) 498-8861 or the company’s shareholder services at (310) 332-2544.

Northrop Grumman values your input as shareholders. Please ensure that your shares are represented at the 2016 Annual Meeting.

Thank you for your attention to this matter.

CORPORATE COMMUNICATIONS

Your Northrop Grumman Corporation proxy statement and annual report are now available online and you may also vote your shares for the 2016 Annual Meeting of Shareholders.

To view the proxy statement and annual report, please visit www.envisionreports.com/NOC

To cast your vote, please visit www.envisionreports.com/NOC and follow the on-screen instructions. You will be prompted to enter your Control Number (provided above) to access this voting site.

Please note that votes submitted through this site must be received by 1:00 a.m., Eastern Time, May 18, 2016.

If shares are held on your behalf under any of the Company Savings Plans, voting instructions submitted through this site must be received by 11:59 p.m., Eastern Time, Sunday, May 15, 2016.

Thank you for viewing the 2016 Northrop Grumman Corporation Annual Meeting Materials and for submitting your very important vote.

REMEMBER, YOUR VOTE IS VERY IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Centre.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs. Our virtual agent, Penny, provides answer to many frequently asked questions.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately.

Computershare Limited and its subsidiaries do not accept liability for the views expressed in the email or for the consequences of any computer viruses that may be transmitted with this email. This email is also subject to copyright. No part of it should be reproduced, adapted or transmitted without the written consent of the copyright owner.